                                                                File No. 2-10835
                                                                         811-234


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
--------------------------------------------------------------------------------

                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

       Pre-Effective Amendment No. __                                   [_]


       Post-Effective Amendment No.  75                                 [X]
                                     --
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


       Amendment No.  23                                                [X]
                      --

--------------------------------------------------------------------------------

                       SELIGMAN COMMON STOCK FUND, INC.
              (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

                  100 PARK AVENUE, NEW YORK, NEW YORK  10017
                   (Address of principal executive offices)

   Registrant's Telephone Number:  212-850-1864 or Toll Free:  800-221-2450
--------------------------------------------------------------------------------

     THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                    (Name and address of agent for service)

--------------------------------------------------------------------------------


It is proposed that this filing will become effective (check appropriate box):



[X] immediately upon filing pursuant to paragraph (b)     [_] on (date) pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (b)                   [_] 75 days after filing pursuant to paragraph (a)(2)

[_] 60 days after filing pursuant to paragraph (a)(1)     [_] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year was filed with the Commission on December 20, 1996.

                                                                File No. 2-10835
                                                                         811-234

                        SELIGMAN COMMON STOCK FUND, INC.
                        FORM N-1A CROSS REFERENCE SHEET
                        POST-EFFECTIVE AMENDMENT NO. 75
                            Pursuant to Rule 481(a)
                            -----------------------

Item in Part A of Form N-1A                      Location in Prospectus
-----------------------------                    ----------------------
1. Cover Page                                    Cover Page

2. Synopsis                                      Summary of Fund Expenses

3. Condensed Financial Information               Financial Highlights

4. General Description of Registrant             Cover Page; Organization and Capitalization

5. Management of the Fund                        Management Services

5a. Manager's Discussion of Fund Performance     Management Services

6. Capital Stock and Other Securities            Organization and Capitalization

7. Purchase of Securities Being Offered          Alternative Distribution System; Purchase of
                                                 Shares; Administration, Shareholder Services
                                                 and Distribution Plan

8. Redemption or Repurchase                      Telephone Transactions; Redemption of Shares; Exchange
                                                 Privilege

9. Pending Legal Proceedings  Not applicable

Item in Part B of Form N-1A                      Location in Statement of Additional Information
---------------------------                      -----------------------------------------------
10.    Cover Page                                Cover Page

11.    Table of Contents                         Table of Contents

12.    General Information and History           General Information; Organization and Capitalization (Prospectus); Appendix

13.    Investment Objectives and Policies        Investment Objective, Policies And Risks; Investment Limitations

14.    Management of the Registrant              Management and Expenses

15.    Control Persons and Principal             Directors and Officers
       Holders of Securities

16.    Investment Advisory and Other Services    Management and Expenses; Distribution Services

17.    Brokerage Allocation                      Portfolio Transactions; Administration, Shareholder
                                                 Services and Distribution Plan

18.    Capital Stock and Other Securities        General Information; Organization and Capitalization (Prospectus)

19.    Purchase, Redemption and Pricing          Purchase and Redemption of Fund Shares;
       of Securities being Offered               Valuation

20.    Tax Status                                Federal Income Taxes (Prospectus)

21.    Underwriter                               Distribution Services

22.    Calculation of Performance Data           Performance

23.    Financial Statements                      Financial Statements

                       SELIGMAN COMMON STOCK FUND, INC.
                                100 Park Avenue
                              New York, NY 10017
                    New York City Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450 all continental United States
     For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777

                                                               May 1, 1997

  Seligman Common Stock Fund, Inc. (the "Fund") is a mutual fund which invests to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk. In-vestment advisory and management services are provided to the Fund by J. & W. Seligman & Co. Incorporated (the "Manager") and, to the extent requested by the Manager in respect of foreign assets, Seligman Henderson Co. (the "Subadviser"). The Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. For a description of the Fund's investment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objectives, Policies and Risks." There can be no assur-ance that the Fund's investment objectives will be achieved.

  The Fund offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent de-ferred sales load ("CDSL") of 1% on redemptions within eighteen months of pur-chase. Class B shares are sold without an initial sales load but are subject to a CDSL, of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distri-bution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of Class B or Class D shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares ac-quired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Fund may be purchased through any authorized investment dealer.

  This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

 SHARES IN  THE FUND  ARE NOT DEPOSITS  OR OBLIGATIONS  OF, OR  GUARANTEED OR
   ENDORSED BY,  ANY BANK,  AND  SHARES ARE  NOT  FEDERALLY INSURED  BY  THE
    FEDERAL DEPOSIT  INSURANCE CORPORATION,  THE FEDERAL RESERVE  BOARD OR
      ANY OTHER AGENCY.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES  COMMISSION NOR HAS THE
    SECURITIES AND  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED  UPON THE  ACCURACY  OR ADEQUACY  OF  THIS PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                      PAGE
Summary of Fund Expenses.............   2
Financial Highlights.................   3
Alternative Distribution System......   5
Investment Objectives, Policies and
 Risks...............................   7
Management Services..................   8
Purchase of Shares...................  11
Telephone Transactions...............  17
Redemption of Shares.................  18

                                                                       PAGE
Administration, Shareholder Services and Distribution Plan............  20
Exchange Privilege....................................................  22
Further Information about Transactions in the Fund....................  24
Dividends and Distributions...........................................  24
Federal Income Taxes..................................................  25
Shareholder Information...............................................  26
Advertising the Fund's Performance....................................  28
Organization and Capitalization.......................................  28

                           SUMMARY OF FUND EXPENSES

                                   CLASS A          CLASS B         CLASS D
                               ---------------- --------------- ----------------
                                (INITIAL SALES  (DEFERRED SALES (DEFERRED SALES
SHAREHOLDER TRANSACTION              LOAD            LOAD             LOAD
EXPENSES                         ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)
 Maximum Sales Load Imposed
  on Purchases (as a
  percentage of offering
  price).....................       4.75%            None             None
 Sales Load on Reinvested
  Dividends..................        None            None             None
 Deferred Sales Load (as a
  percentage of original
  purchase price or
  redemption proceeds,
  whichever is lower)........       None;       5% in 1st year  1% in first year
                                 except 1% in   4% in 2nd year  None thereafter
                               first 18 months   3% in 3rd and
                               if initial sales    4th years
                               load was waived  2% in 5th year
                                in full due to  1% in 6th year
                               size of purchase None thereafter
 Redemption Fees.............        None            None             None
 Exchange Fees...............        None            None             None
ANNUAL FUND OPERATING
 EXPENSES FOR 1996                 CLASS A          CLASS B         CLASS D
                               ---------------- --------------- ----------------
(as a percentage of average
 net assets)
 Management Fees.............        .65%             .65%            .65%
 12b-1 Fees..................        .24%            1.00%*          1.00%*
 Other Expenses..............        .26%             .26%            .26%
                                    -----            ----            -----
 Total Fund Operating
  Expenses...................       1.15%            1.91%           1.91%
                                    =====            ====            =====

  The purpose of this table is to assist investors in understanding the vari-ous costs and expenses which shareholders of the Fund bear directly or indi-rectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in cer-tain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of pur-chase, respectively. "Other Expenses" for Class B shares are estimated based on expenses incurred during 1996. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. The Fund's Administration, Shareholder Services and Distri-bution Plan to which the caption "12b-1 Fees" relates, is discussed under "Ad-ministration, Shareholder Services and Distribution Plan" herein.

                                                 1 YEAR  3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                          ------  ------- ------- --------
An investor would pay the following expenses on
 a $1,000 investment, assuming (1) a 5% annual
 return and
 (2) redemption at the end of each time
 period................................ Class A   $59      $82    $108     $181
Class B+                                          $69      $90    $123     $203
Class D                                           $29++    $60    $103     $223

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% AN-NUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

* Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Deal-ers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Fund may pay more in total sales loads (in-cluding distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

 + Assuming (1) a 5% annual return and (2) no redemption at the end of the pe-riod, the expenses on a $1,000 investment would be $19 for 1 year, $60 for 3 years and $103 for 5 years. The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A after 8 years.

++ Assuming (1) a 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be $19.

                             FINANCIAL HIGHLIGHTS

  The financial highlights for the Fund's Class A, Class B and Class D shares for the periods presented have been audited by Deloitte & Touche LLP, indepen-dent auditors. This information, which is derived from the financial and ac-counting records of the Fund, should be read in conjunction with the financial statements and notes contained in the Fund's 1996 Annual Report, which is in-corporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge by calling or writing the Fund at the telephone numbers or address provided on the cover page of this Pro-spectus.

  The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's be-ginning net asset value to its ending net asset value so that they may under-stand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.

  The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the begin-ning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of the Fund. The to-tal returns for periods of less than one year are not annualized.

  Average commission rate paid represents the average commissions paid by the Fund to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                                                   CLASS A
                          ----------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                           1996O     1995O     1994O       1993      1992      1991      1990       1989      1988      1987
                          --------  --------  --------   --------  --------  --------  --------   --------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year......    $14.19    $12.12    $13.47     $12.79    $12.54    $10.60    $12.24     $11.30    $11.06    $13.03
                          --------  --------  --------   --------  --------  --------  --------   --------  --------  --------
Net investment income...       .35       .36       .38        .39       .39       .40       .38        .44       .43       .44
Net realized and
 unrealized investment
 gain (loss)............      1.81      3.00      (.64)      1.49       .95      2.72      (.86)      2.52       .68      (.36)
Net realized and
 unrealized in on
 foreign currency
 transaction............        --       .01        --         --        --        --        --         --        --        --
                          --------  --------  --------   --------  --------  --------  --------   --------  --------  --------
Increase (decrease) from
 investment operations..      2.16      3.37      (.26)      1.88      1.34      3.12      (.48)      2.96      1.11       .08
Dividends paid..........      (.34)     (.36)     (.37)      (.38)     (.39)     (.40)     (.41)      (.43)     (.42)     (.45)
Distributions from net
 gain realized..........     (1.12)     (.94)     (.72)      (.82)     (.70)     (.78)     (.75)     (1.59)     (.45)    (1.60)*
                          --------  --------  --------   --------  --------  --------  --------   --------  --------  --------
Net increase (decrease)
 in net asset value.....      0.70      2.07     (1.35)       .68       .25      1.94     (1.64)       .94       .24     (1.97)
                          --------  --------  --------   --------  --------  --------  --------   --------  --------  --------
Net asset value, end of
 year...................    $14.89    $14.19    $12.12     $13.47    $12.79    $12.54    $10.60     $12.24    $11.30    $11.06
                          ========  ========  ========   ========  ========  ========  ========   ========  ========  ========
TOTAL RETURN BASED ON
 NET ASSET VALUE:            15.44%    28.17%    (1.89)%    14.86%    10.86%    29.93%    (3.89)%    26.77%    10.08%      .21%
RATIOS/SUPPLEMENTAL
 DATA:
Expenses to average net
 assets.................      1.15%      .93%      .85%       .87%      .75%      .72%      .66%       .65%      .69%      .60%
Net investment income to
 average net assets.....      2.36%     2.56%     2.93%      2.86%     3.00%     3.24%     3.22%      3.51%     3.70%     3.09%
Portfolio turnover......     56.10%    46.08%    57.17%     54.37%    46.78%    47.60%    45.22%     56.27%    52.58%    61.37%
Average commission rate
 paid...................  $  .0554
Net assets, end of year
 (000s omitted).........  $656,260  $614,400  $510,956   $553,222  $514,069  $494,858  $422,099   $495,029  $487,179  $521,407

-------

 oPer share amounts for the years ended December 31, 1996, 1995 and 1994 are calculated based on average shares outstanding.

 *Includes excess taxable gain distribution over realized corporate gain charged to paid-in capital of $.01.

  The data provided above reflects historical information and therefore through April 10, 1991 has not been adjusted to reflect the effect of the in-creased management fee which was approved by shareholders on April 10, 1991; through December 31, 1992, does not reflect the effect of the Administration, Shareholder Services and Distribution Plan which was approved by shareholders on November 23, 1992 and became effective January 1, 1993; or through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Fund, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.

                              CLASS B                 CLASS D
                             ---------    ------------------------------------
                             4/22/96*     YEAR ENDED DECEMBER 31,     5/3/93*
                                TO        -------------------------      TO
                             12/31/96O    1996O    1995O    1994O     12/31/93
                             ---------    ------  -------  --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period.................    $14.80     $14.16   $12.07    $13.46    $13.29
                             --------     ------  -------  --------    ------
Net investment income......       .15        .24     0.24       .22       .18
Net realized and unrealized
 investment gain (loss)....      1.20       1.80     3.00      (.66)     1.02
Net realized and unrealized
 gain on foreign currency
 transaction...............        --         --      .01        --        --
                             --------     ------  -------  --------    ------
Increase (decrease) from
 investment operations.....      1.35       2.04     3.25      (.44)     1.20
Dividends paid.............     (0.16)     (0.21)    (.22)     (.23)     (.21)
Distributions from net gain
 realized..................     (1.12)     (1.12)    (.94)     (.72)     (.82)
                             --------     ------  -------  --------    ------
Net increase (decrease) in
 net asset value...........      0.07       0.71     2.09     (1.39)      .17
                             --------     ------  -------  --------    ------
Net asset value, end of
 period....................    $14.87     $14.87   $14.16    $12.07    $13.46
                             ========     ======  =======  ========    ======
TOTAL RETURN BASED ON NET
 ASSET VALUE:                    9.21%     14.58%   27.17%    (3.24)%    9.09%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
 assets....................      1.92%+     1.91%    1.72%     1.96%     2.02%+
Net investment income to
 average net assets........      1.55%+     1.61%    1.80%     1.68%     1.83%+
Portfolio turnover.........     56.10%++   56.10%   46.08%    57.17%    54.37%+++
Average commission rate
 paid......................    $.0554++   $.0554
Net assets, end of period
 (000s omitted)............    $6,451     63,938  $46,564   $14,416    $5,667

-------

  *Commencement of offering of shares.

  oPer share amounts for the periods ended December 31, 1996, 1995 and 1994, are calculated based on average shares outstanding.

  +Annualized.

 ++For the year ended December 31, 1996.

+++For the year ended December 31, 1993.


  The data provided above reflects historical information and therefore through December 31, 1995 does not reflect the effect of the increase in the management fee rate payable by the Fund, which was approved by shareholders on December 12, 1995 and became effective on January 1, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

  The Fund offers three classes of shares. Class A shares are sold to invest-ors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to invest-ors choosing to pay no initial sales sold, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their partic-ular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in the Fund with the investment thereafter be-ing subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

  Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the ini-tial sales load and lower distribution fee of Class A shares. This considera-tion must be weighed against the fact the amount invested in the Fund will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

  Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" be-low, might also choose to purchase Class A shares be-cause the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived because the amount of Class A shares purchased was $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares after a period of approxi-mately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

  Alternatively, some investors might choose to have all of their funds in-vested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for re-duced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the in-vestment over this period of time.

  Investors should bear in mind that total asset based sales charges (i.e. the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be payable on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor qualifies for a reduced sales load on the Class A shares.

  Investors should understand that the purpose and function of the initial sales loads (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribu-tion fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund.

  Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares after eight years, which are subject to lower ongoing fees.

  The three classes of shares represent interests in the same portfolio of in-vestments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, cer-tain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net in-come attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

  The Directors of the Fund believe that no conflict of interest currently ex-ists between the Class A, Class B and Class D shares. On an ongoing basis, the Di-rectors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict arises. For this pur-pose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is reasonably neces-sary to eliminate any such conflicts that may develop.

  DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongo-ing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is ad-vantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or an-other mutual fund in the Seligman Group for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their investment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                   ANNUAL 12B-1
                                       FEES
                                    (AS A % OF
                                     AVERAGE
               INITIAL              DAILY NET                   OTHER
              SALES LOAD             ASSETS)                 INFORMATION
              ----------           ------------              -----------
 CLASS A      Maximum              Service fee            Initial sales
              initial              of .25%.               load
              sales                                       waived or reduced for
              load of                                     certain purchases.
              4.75% of                                    CDSL of 1% on
              the                                         redemptions within 18
              public                                      months of purchase on
              offering                                    shares on which
              price.                                      initial sales load was
                                                          waived in full due to
                                                          the size of the purchase.
 CLASS B      None                 Service fee            CDSL of:
                                   of .25%                5% in 1st year
                                   Distribution           4% in 2nd year
                                   fee of .75%            3% in 3rd and 4th years
                                   until                  2% in 5th year
                                   conversion*            1% in 6th year
                                                          0% after 6th year.
 CLASS D      None                 Service fee            CDSL of 1% on
                                   of .25%                redemptions within one
                                   Distribution           year of purchase.
                                   fee of up to
                                   .75%.

* Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

  The Fund is an open-end diversified management investment company, as de-fined in the 1940 Act, or mutual fund, incorporated in Maryland in 1930.

  The Fund strives to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capi-tal to undue risk. Income is thought of in terms of both the dollar amount of dividends paid and the purchasing power of the income they provide.

  The Fund emphasizes careful selection of individual securities suited to its investment objectives, broad diversification of investment risk and continuing supervision of securities owned. Assets may be held in cash or invested in all forms of securities. For many years, common stocks have made up the bulk of securities owned. However, substantial proportions of assets have been held, and may be held, in cash and fixed income securities. Investments may be changed whenever considered advisable and portfolio turnover may vary with such changes. There can be no assurance that the Fund's investment objectives will be attained.

  LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers or dealers in corporate or government securities, or banks or other institutional borrowers of securities. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower.

  BORROWING. The Fund may borrow money only from banks and only for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets. The Fund may pledge its assets only to the extent necessary to effect permitted borrowings on a secured basis.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in il-liquid securities, including restricted securities (i.e., securities not read-ily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1993 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determi-nation be made, the Manager, acting pursuant to such procedures, will care-fully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security con-tinues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment prac-tice could have the effect of increasing the level of illiquidity in the Fund, if, and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

  FOREIGN SECURITIES. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of for-eign issuers directly or through American Depositary Receipts ("ADRs"), Euro-pean Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (col-lectively, "Depositary Receipts").

  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign compa-nies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. Deposi-tary Receipts are instruments generally issued by domestic banks or trust com-panies that represent the deposits of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dol-lar equivalent of the home country share price. EDRs and GDRs are typically traded in Europe and in both Europe and the United States, respectively. De-positary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the is-suers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material in-formation in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Deposi-tary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

  GENERAL. Except as noted above, the foregoing investment policies are not fundamental and the Fund's Board of Directors may change such policies without the vote of a majority of the Fund's outstanding voting securities. As a mat-ter of policy, the Board would not change the Fund's investment objectives of seeking to produce favorable, but not the highest, current income and long-term growth of both income and capital value without such a vote. A more de-tailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are repre-sented at the meeting in person or by proxy.

MANAGEMENT SERVICES

  THE MANAGER. The Board of Directors provides broad supervision over the af-fairs of the Fund. Pursuant to a Management Agreement approved by the

Board and the shareholders of the Fund, the Manager manages the investments of the Fund and administers the business and other affairs of the Fund. The ad-dress of the Manager is 100 Park Avenue, New York, NY 10017.

  The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Selig-man Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Se-ligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Munic-ipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfo-lios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $14.2 billion at March 31, 1997. The Manager also provides investment management or advice to institutional accounts having an aggregate value at March 31, 1997 of approxi-mately $4.2 billion.

  Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

  The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Fund and certain other investment companies in the Se-ligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

  The Manager is entitled to receive a management fee, calculated daily and payable monthly. The management fee is equal to an annual rate of .65% of the Fund's average daily net assets on the first $1 billion of net assets, .60% of the Fund's average daily net assets on the next $1 billion of net assets and
 .55% of the Fund's average daily net assets in excess of $2 billion. In 1996, the management fee paid by the Fund was equal to an annual rate of .65% of the average daily net assets of the Fund. The Fund pays all of its expenses other than those assumed by the Manager. Total expenses of the Fund's Class A and Class D shares for the year ended December 31, 1996 amounted to 1.15% and 1.91%, respectively, of the average daily net assets of such class. The annualized total expenses of the Fund's Class B shares for the period ended December 31, 1996 amounted to 1.92% of the average daily net assets of such class.

   THE SUBADVISER. The Subadviser provides investment management services to the Fund with respect to all or a portion of the Fund's foreign investments, as designated by the Manager ("Qualifying Assets"). The Fund has a non-funda-mental policy under which it may invest up to 10% of its total assets in for-eign securities that are held directly. The 10% limit does not apply to for-eign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. The Subadviser serves the Fund pursuant to a Subadvisory Agree-ment with the Manager (the "Subadvisory Agreement"), dated June 1, 1994. Pur-suant to the Subadvisory Agreement, the Subadviser, with respect to the Quali-fying Assets, provides investment management services including investment re-search, advice and supervision, determines which securities will be purchased or sold, makes purchases and sales on behalf of the Fund and determines how voting and other rights with respect to securities held by the Fund shall be exercised, subject in each case to the control of the Fund's Board of Direc-tors and in accordance with the Fund's investment objectives, policies and principles. For this service, the Subadviser receives a fee from the Manager, payable monthly. The subadvisory fee rate, which is applied to the average monthly net

Qualifying Assets of the Fund (i.e., the Qualifying Assets less any liabili-ties as designated by the Manager), is the same as the overall rate paid to the Manager by the Fund. At December 31, 1996, net Qualifying Assets were $62.1 million. For the year ended December 31, 1996, the Subadviser received from the Manager a fee of $367,285.

  The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. The Subadviser, headquartered in New York, was created to provide interna-tional and global investment advice to institutional and individual investors and investment companies. The Subadviser also currently serves as subadviser to Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Hen-derson Global Fund Series, Inc., Seligman Income Fund, Inc., certain portfo-lios of Seligman Portfolios, Inc., each series of Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The address of the Subadviser is 100 Park Avenue, New York, NY 10017.

  PORTFOLIO MANAGERS. Charles C. Smith, Jr., a Managing Director of the Manag-er, has been a Vice President and Portfolio Manager of the Fund since December 1991. He is also a Vice President and Portfolio Manager of Seligman Income Fund, Inc. and Tri-Continental Corporation and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of SPI's Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Smith joined the Manager in 1985 as Vice President, Investment Officer. He was promoted to Senior Vice Presi-dent, Senior Investment Officer in 1992 and Managing Director in January 1994.

  Odette S. Galli, Vice President of the Manager, has served as Co-Portfolio Manager of the Fund since October 1996. She is also Co-Portfolio Manager of Seligman Common Stock Portfolio of Seligman Portfolios, Inc. and Tri-Continen-tal Corporation. Ms. Galli joined the Manager in 1993.

  The Subadviser's Global Policy Group has overall responsibility for di-recting and overseeing all aspects of foreign investment activity for the Fund and provides international investment policy, including country weightings, asset allocations and industry sector guidelines, as appropriate. Mr. Iain C. Clark, a Managing Director and Chief Investment Officer of the Subadviser, is responsible for the day-to-day foreign investment activity of the Fund, to the extent there are Qualifying Assets. Mr. Clark, who joined the Subadviser in 1992, has been a Director of Henderson plc since 1985.

  The Manager's discussion of the Fund's performance as well as a line graph illustrating comparative performance information between the Fund, the Stan-dard & Poor's 500 Composite Stock Price Index and the Lipper Growth and Income Funds Average is included in the Fund's 1996 Annual Report to Shareholders. Copies of the 1996 Annual Report may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the cover page of this Prospectus.

  PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement each recognize that in the purchase and sale of portfolio securities, the Man-ager and the Subadviser will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statisti-cal and other services furnished by brokers or dealers to the Manager and Subadviser. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage com-mission rates, and research and analysis received may be useful to the Manager and Subadviser in connection with its services to other clients as well as to the Fund. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable exe-cution or price is believed to be obtainable.

  Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Man-ager and Subadviser may consider sales of shares of the Fund and, if permitted by applicable laws, may consider sales of shares of the other Seligman Mutual Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" which may result in the payment by the Fund of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of the Fund to hold securities for investment, changes in securities held by the Fund will be made from time to time when the Manager and Subadviser believe such changes will strengthen the Fund's portfolio. The portfolio turnover of the Fund is not expected to exceed 100%.

PURCHASE OF SHARES

  Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Fund's shares. Its address is 100 Park Ave-nue, New York, NY 10017.

  The Fund issues three classes of shares: Class A shares are sold to invest-ors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher dis-tribution fee and a CDSL on redemptions within one year of purchase. See "Al-ternative Distribution System" above.

  Shares of the Fund may be purchased through any authorized investment deal-er. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

  THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE FUND IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RE-TURN INVESTMENTS THAT DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

  No purchase order may be placed for Class B shares for an amount of $250,000 or more.

  Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Fund's net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Fund's net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

  Payment for dealer purchases may be made by check or by wire. To wire pay-ments, dealer orders must first be placed through SFSI's order desk and as-signed a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C Seligman Common Stock Fund, Inc. (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PUR-CHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

  Current shareholders may purchase additional shares of the Fund at any time through any authorized dealer or by sending a check payable to the "Seligman Group of Funds" in our postage-paid return envelope or directly to P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, name of Fund and class of shares (A, B or D). If a shareholder does not provide the required information, Se-ligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the Fund's net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.

  Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's ac-count. For the protection of the Fund and its shareholders, no redemption pro-ceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

  VALUATION. The net asset value of the Fund's shares is determined each day, Monday through Friday, as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class. Securities traded on a U.S. or foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom se-curities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securi-ties. Any securities for which recent market quotations are not readily avail-able are valued at fair value determined in accordance with procedures ap-proved by the Fund's Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board determines that amortized cost value does not represent fair market value.

  Although the legal rights of Class A, Class B and Class D shares are sub-stantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset values of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.

  CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an an-nual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" be-low.

                      CLASS A SHARES--SALES LOAD SCHEDULE

                               SALES LOAD AS A
                                PERCENTAGE OF
                             -------------------
                                                  REGULAR
                                                  DEALER
                                      NET AMOUNT DISCOUNT
                                       INVESTED  AS A % OF
         AMOUNT OF           OFFERING (NET ASSET OFFERING
          PURCHASE            PRICE     VALUE)     PRICE
  -------------------------- -------- ---------- ---------
         Less than  $50,000    4.75%     4.99%     4.25%
  $        50,000-   99,999    4.00      4.17      3.50
          100,000-  249,999    3.50      3.63      3.00
          250,000-  499,999    2.50      2.56      2.25
          500,000-  999,999    2.00      2.04      1.75
        1,000,000-  or more*      0         0         0

 -------

 * Shares acquired at net asset
   value pursuant to the above
   schedule will be subject to a
   CDSL of 1% if redeemed within 18
   months of purchase. See "Pur-
   chase of Shares--Contingent De-
   ferred Sales Load."

  There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if re-deemed within eighteen months of purchase.

  SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

  SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds partici-pating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is a follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million;
 .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

  REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

  Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Let-ter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

 . VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the Seligman Mu-tual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

 . THE RIGHT OF ACCUMULATION allows an investor to combine the amount being in-vested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those

Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Selig-man Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the in-vestor has existing accounts when making investments or opening new accounts.

 . A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 29.

  SPECIAL PROGRAMS. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment compa-nies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lin-eal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

  Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

  Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months of plan termination. Sales pursuant to a 401(k) alliance program which has an agree-ment with SFSI are available at net asset value and are not subject to a CDSL.


  CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                                        CDSL
--------------------                                                        ----
less than 1 year...........................................................  5%
1 year or more but less than 2 years.......................................  4%
2 years or more but less than 3 years......................................  3%
3 years or more but less than 4 years......................................  3%
4 years or more but less than 5 years......................................  2%
5 years or more but less than 6 years......................................  1%
6 years or more............................................................  0%

  Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through rein-vestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are ex-changed for Class B shares of another Seligman Mutual Fund, the conversion pe-riod applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding pe-riod of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

  CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% pay-ment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

  CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to pay any Class B CDSL to FEP.

  A CDSL of 1% will also be imposed on any redemption of Class A shares pur-chased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, or redemptions of shares purchased within eighteen months prior to plan termination.

  The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursu-ant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reyn-olds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

  To minimize the application of a CDSL to a redemption, shares acquired pur-suant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest pe-riod of time within the applicable period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class A, Class B or Class D shares of Seligman Mu-tual Funds.

  For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
 (122.449 @ $12.25) as follows:...................................... $1,500.00
                                                                      =========
Dividend/Distribution shares
 (5 @ $12.25)........................................................     61.25
Shares held more than 1 year
 (100 @ $12.25)......................................................  1,225.00
Shares held less than 1 year subject to CDSL (17.449 @ $12.25).......    213.75
                                                                      ---------
 Gross proceeds of redemption........................................ $1,500.00
 Less CDSL (17.449 shares @
  $12.00 = $209.39 X 1% = $2.09).....................................     (2.09)
                                                                      ---------
 Net proceeds of redemption.......................................... $1,497.91
                                                                      =========

  For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the re-demption of shares.

  The CDSL will be waived or reduced in the following instances:

  (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) dis-tributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, or attain-ment of age 59 1/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company;
(e) pursuant to an auto- matic cash withdrawal service; and (f) in connection with the redemption of shares of the Fund if the Fund is combined with another mutual fund in the Seligman Group, or another similar reorganization transac-tion.

  If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

  For the period from the date Seligman Global Horizon Funds (the "Offshore Fund") commences offering its shares, until May 31, 1997, SFSI will reimburse any CDSL charged upon the redemption of Class B or Class D shares of any Se-ligman Mutual Fund by a non-U.S. resident alien investor who uses the redemp-tion proceeds to purchase Class B or Class A shares, respectively, of the Off-shore Fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of its affiliates (collectively, "Merrill Lynch"). Merrill Lynch will, in turn, reimburse SFSI for the amount of CDSL so reimbursed by it over a period of four years.

  SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representa-tives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

  A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Fund shares, (ii) exchange of Fund shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

  For investors who purchase shares by completing and submitting an Account Application (except those accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans): Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/ dealer of record as designated on the Account Application, will automatically receive telephone services.

  For investors who purchase shares through a broker/dealer: Telephone serv-ices for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

  For accounts registered as IRAs. Telephone services will include only ex-changes or address changes.

  For accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans: Telephone re-demptions are not permitted. Group retirement plans that may allow plan participants to place telephone exchanges directly with the Fund must first provide a letter of authorization signed by the plan cus-todian or trustee, and provide a telephone services election form signed by each plan participant. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.

  All Seligman Mutual Fund accounts with the same account number (i.e., regis-tered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include tele-phone services if the existing account has telephone services. Telephone serv-ices may also be elected at any time on a supplemental telephone services election form.

  For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

  During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemp-tion of Shares" below.) Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and the Fund's net asset value may fluctuate during such periods.

  The Fund and Seligman Data Corp. will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine. These will in-clude: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that in-structions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to un-authorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHARE-HOLDER. Written acknowledgment of the addition of telephone services to an ex-isting account or termination of telephone services will be sent to the share-holder at the address of record.

REDEMPTION OF SHARES

  A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if the request is being sent by overnight delivery service to 100 Park Avenue, New York, NY, 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The sharehold-er's letter of instruction or endorsed stock power should specify the Fund name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

  If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to some-one other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible fi-nancial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan as-sociations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also nec-essary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A COR-PORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

  In the case of Class A shares (except for shares purchased without an ini-tial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will re-ceive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of the request in good order less the applicable CDSL, as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of the request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

  A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiv-ing the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge you a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

  TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares payable to the address of record may be made once per day, in an amount of up to $50,000 per fund account. Telephone redemption requests must be received by Se-ligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day and will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. The Fund reserves the right to sus-pend or terminate its telephone redemption service at any time without notice.

  For more information about telephone redemptions and the circumstances under which a share holder may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the reg-istered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on re-demptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

  The Fund reserves the right to redeem shares owned by a shareholder whose in-vestment in the Fund has a value of less than a minimum amount specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before the redemption is processed stating that the value of the in-vestment in the Fund is less than the specified minimum and that they have sixty days to make an additional investment.

  REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then de-cides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of the redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Fund or in shares of any of the other Seligman Mutual Funds. If a share-holder redeems shares and the redemption was subject to a CDSL the shareholder may reinstate all or any part of the investment in shares of the same class of the Fund or of any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase represents a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

  Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

  Under the Fund's Administration, Shareholder Services and Distribution Plan (the "Plan"), the Fund may pay to SFSI an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B and Class D shares. Payments under the

Plan may include, but are not limited to: (i) compensation to securities deal-ers and other organizations ("Service Organizations") for providing distribu-tion assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Fund. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from the Fund.

  Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of Class A shares. It is expected that the proceeds from the fee in re-spect of Class A shares will be used primarily to compensate Service Organiza-tions which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

  The Plan, as it relates to Class A shares, was approved by shareholders on November 23, 1992 and became effective on January 1, 1993. The total amount paid for the year ended December 31, 1996 in respect of the Fund's Class A shares pursuant to the Plan was equal to .24% of the Class A shares' average daily net assets.

  Under the Plan, the Fund reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective av-erage daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continu-ing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Serv-ice Organizations at the time of sale of Class B shares. In that connection, SFSI has assigned FEP its interest in most of the fees payable to it in re-spect of Class B shares, other than the portion payable to Service Organiza-tions on a continuing basis. Proceeds from the Class D distribution fees are used primarily to compensate Service Organizations for administration, share-holder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of Class B and Class D shares in one fiscal year of the Fund may be paid from Class B and Class D Plan fees, respectively, received from the Fund in any other fiscal year.

  The Plan as it relates to Class B shares was approved by the Directors on March 21, 1996 and be came effective April 22, 1996. The Plan, as it relates to Class D shares, was approved by the Directors on March 18, 1993 and became effective May 1, 1993. The total amount paid for the year ended December 31, 1996 by the Fund's Class B and Class D shares pursuant to the Plan was 1% per annum of the average daily net assets of the Class B and Class D shares. The Plan is re-viewed by the Fund's Directors annually.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most share-holder accounts that do not have a designated broker/dealer of record including all such shareholder accounts established after April 1, 1995 and receives com-pensation for providing personal service and account maintenance to such ac-counts of record.

EXCHANGE PRIVILEGE

  A shareholder of the Fund may, without charge, exchange at net asset value any part or all of an investment in the Fund for shares of any of the other mu-tual funds in the Seligman Group. Exchanges may be made by mail, or by tele-phone, if the shareholder has telephone services.

  Class A, Class B or Class D shares may be exchanged only for Class A, Class B or Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.

  If shares that are subject to a CDSL are exchanged for shares of another fund, for purposes of assessing the CDSL payable upon disposition of the ex-changed shares, the applicable holding period shall be reduced by the holding period of the original shares.

  Class B shareholders of the Fund exercising the exchange privilege will con-tinue to be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule of the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.

  The Seligman Mutual Funds available under the Exchange Privilege are:

  . SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

  . SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

  . SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

  . SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value; in-come may be considered but will only be incidental to the Fund's investment ob-jective.

  . SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Hender-son International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily by investing in com-panies either globally or internationally.

  . SELIGMAN HIGH INCOME FUND SERIES consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series which seek high cur-rent income by investing in debt securities.

  . SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

  . SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri,
New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

  . SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal Quality Series, the Seligman California Municipal High-Yield Series, the Se-ligman Florida Municipal Series and the Seligman North Carolina Municipal Se-ries, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

  . SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

  . SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

  . SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund each of which seeks capital appre-ciation by investing in equity securities of value companies.

  All permitted exchanges will be based on the net asset values of the respec-tive funds determined at the close of the NYSE on that day. Telephone requests for exchanges received between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day, by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an ex-change of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. The method of receiving distributions, unless otherwise indi-cated, will be carried over to the new fund account, as will telephone servic-es. Account services, such as Invest-A-Check(R) Service, Directed Dividends and Automatic Cash Withdrawal Service will not be carried over to the new fund account unless specifically requested and permitted by the new fund. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be ex-changed via telephone and may be exchanged only upon receipt of a written ex-change request together with certificates representing shares to be exchanged in proper form.

   The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

  A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

  Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account. SFSI reserves the right to reject a telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privi-leges, which unless objected to, are assigned to most shareholders automati-cally, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  Exchanges of shares are sales, and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE FUND

  Because excessive trading (including short-term, "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Fund's net assets. The Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Ac-counts under common ownership or control, including those with the same tax-payer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one ac-count for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

  The Fund's net investment income is paid to shareholders in dividends quar-terly, usually in March, June, September and December. Payments vary in amount depending on income received from portfolio securities and the costs of opera-tions. The Fund distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. Such distributions will generally be taxable to shareholders in the year in which they are declared by the Fund if paid before February 1 of the following year.

  Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. If the payment option you prefer is not listed, contact Seligman Data Corp. at (800) 221-2450 to request informa-tion about other available options. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distribu-tions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

  The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a re-sult of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."

  Shareholders exchanging shares of a mutual fund for shares of another mutual fund in the Seligman Group will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems, transfers or exchanges all shares in an account between the record date and the payable date, the value of dividends or gain distribu-tions declared will be paid in cash regardless of the existing election.

FEDERAL INCOME TAXES

  The Fund intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether re-ceived in cash or reinvested in additional shares, and, to the extent desig-nated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% divi-dends received deduction for corporations.

  Distributions of net capital gain, i.e., the excess of net long-term capital gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not el-igible for the dividends received deduction allowed to corporate shareholders.

  Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and end-ing 30 days after such date, the holder acquires (such as through dividend re-investment) securities that are substantially identical to the shares of the Fund.

  In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permit-ted to include in the tax basis attributable to such shares the sales load in-curred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

  The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to share-holders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTI-FIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF

DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULA-TIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 WHICH MAY BE DEDUCTED FROM THE SHAREHOLDER'S AC-COUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRI-BUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

  Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund may be requested by writing the Corporate Communi-cations/ Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder ac-counts may be requested by writing Shareholders Services, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

  24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BAL-ANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIVS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DIS-TRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS ELECTED TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

  ACCOUNT SERVICES. Shareholders are sent confirmation of financial transac-tions in their Account.

  Other investor services are available. These include:

 . INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional pur-chases of shares automatically by electronic funds transfer from the share-holder's savings or checking account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Ac-counts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum in conjunction with the monthly investment option, or a $250 minimum in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon Matrix SM Asset Allocation Pro-gram, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions" on page 29.)

 . AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly inter-vals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mu-tual Fund registered in the same name. For exchanges into the Seligman Time
Horizon Matrix SM Asset Allocation Pro     -
gram, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service. Ex-changes will be made at the public offering price.

 . DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Fund or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, account number, the name of the Fund and the class of shares in which the investment is to be made.)

 . AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to ma-turity. Accordingly, it will not normally be advisable to liquidate a CD be-fore its maturity.

 . AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of pur-chase of such shares. Holders of Class B shares may elect to use this service immediately, although certain withdrawals may be subject to a CDSL. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 29.)

 . DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.

 . OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

 . COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years back to 1970 are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

  TAX-DEFERRED RETIREMENT PLANS. Shares of the Fund may be purchased for:

  --Individual Retirement Accounts (IRAs);

  --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

  --Simplified Employee Pension Plans (SEPs);

  --Section 401(k) Plans for corporations and their employees;

  --Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and

  --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.

  These types of plans may be established only upon receipt of a written ap-plication form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

  For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an au-thorized dealer.

ADVERTISING THE FUND'S PERFORMANCE

  From time to time the Fund advertises its "total return" and "average annual total return," each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an in-vestment in shares of Class A, Class B and Class D of the Fund would have earned over a specified period of time (for example, one, five and ten-year periods or since inception) assuming the payment of the maximum sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by the Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten-year periods or since inception); i.e., the average annual compound rate of return. The to-tal return and average annual total return of Class A shares quoted from time to time through December 31, 1992 have not been adjusted to reflect the deduc-tion of the administration, shareholder services and distribution fee and through April 10, 1991 also have not been adjusted to reflect the increase in the management fee approved by shareholders on April 10, 1991, which fees if reflected would reduce the performance quoted. The total return and average annual total return quoted from time to time for Class A and Class D shares for periods prior to January 1, 1996 do not reflect the increase in the man-agement fee payable by the Fund effective on such date, which if reflected would reduce the performance quoted. Total return and average annual total re-turn may also be presented without the effect of the initial sales load or CDSL, as applicable.

  From time to time, reference may be made in advertising or promotional mate-rial to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total re-turn of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include Barron's, Business Week, CDA/Weisenberger Mutual Funds Investment Report, Christian Science Monitor, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Indi-vidual Investor, Investment Advisor, Investors Business Daily, Kiplinger's, Los Angeles Times, MONEY Magazine, Morningstar, Inc., Pensions and Invest-ments, Smart Money, The New York Times, USA Today, U.S. News and World Report, The Wall Street Journal, Washington Post, Worth Magazine and Your Money.

ORGANIZATION AND CAPITALIZATION

  The Fund is an open-end diversified management investment company incorpo-rated under the laws of the State of Maryland in 1930. The Fund is authorized to issue 500,000,000 shares of common stock, each with a par value of $0.50, divided into three classes. Each share of the Fund's Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a Plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Direc-tors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifi-cally allocated to such class. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

                              TERMS AND CONDITIONS

                          GENERAL ACCOUNT INFORMATION

  Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Sharehold-ers will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution. Stock certificates will not be issued, unless re-quested. Replacement stock certificates will be subject to a surety fee.

                           INVEST-A-CHECK(R) SERVICE

  The Invest-A-Check(R) Service is available to all shareholders. The applica-tion is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an invest-ment is scheduled and invested price at the close of business on the same date. After the initial investment, the value of shares held in a shareholder's ac-count must equal not less than two regularly scheduled investments. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 re-turn check fee. This fee will be deducted to the shareholder's account. The In-vest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one mutual fund in the Seligman Group to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a re-sult of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in connection with the Invest-A-Check(R) Service must be accompanied by a minimum initial investment of at least $100 in connection with the monthly investment option or $250 in connection with the quarterly investment option. If a shareholder uses the In-vest-A-Check(R) Service to make an IRA investment, the purchase will be cred-ited as a current year contribution. If a shareholder uses the Invest-A-Check(R) Service to make an investment in a pension or profit sharing plan, the purchase will be credited as a current year employer contribution.

                       AUTOMATIC CASH WITHDRAWAL SERVICE

  The Automatic Cash Withdrawal Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday), less, in the case of Class B shares, any applicable CDSL. Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of such shares. Under this Service, a Class B shareholder who requests both dividends and distributions in additional shares may withdraw up to 12% of the value of the Shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL.A share-holder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. Service may be terminated by the share-holder or Seligman Data Corp. at any time by written notice. It will be termi-nated upon proper notification of the death or legal incapacity of the share-holder. This Service is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. With-drawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.

                     LETTER OF INTENT--CLASS A SHARES ONLY

  Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to their account. Upon completion of the specified minimum purchase within the thirteen-month pe-riod, all shares held in escrow will be deposited into the shareholder's ac-count or delivered to the shareholder. A shareholder may include toward comple-tion of a Letter of Intent the total asset value of shares of the Seligman Mu-tual Funds on which an initial sales load was paid as of the date of the Let-ter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, a shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, a shareholder has not paid this ad-ditional sales load to Seligman Financial Services, Inc. sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares re-maining in escrow after this payment will be released to the account. The in-tended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

  Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                                                                       5/97

SELIGMAN

COMMON

STOCK

FUND, INC.

100 Park Avenue
New York, New York 10017


INVESTMENT MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, New York 10017


GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, New York 10017


SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, New York 10017


PORTFOLIO SECURITIES CUSTODIAN
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri 64105

GENERAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

------------------------------------
Prospectus

Seligman Common Stock Fund, Inc.

May 1, 1997

[LOGO]
------------------------------------
A Growth Stock Fund
In Its 68th Year


EQGR1 5/97

                   STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1997
                        SELIGMAN COMMON STOCK FUND, INC.

                                100 Park Avenue
                           New York, New York  10017
                     New York City Telephone (212) 850-1864
        Toll Free Telephone (800) 221-2450 all continental United States
      For Retirement Plan Information - Toll Free Telephone (800) 445-1777


     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Common Stock Fund, Inc., (the "Fund") dated May 1, 1997. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     The Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value of the original purchase price, whichever is less), if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than one year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years) 1% (5 but less than six years) and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.
Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price, whichever is less) if redeemed within one year of purchase.

     Each Class A, Class B and Class D share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class B and Class D shares bear higher ongoing fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.

                                 TABLE OF CONTENTS


                                             Page
Investment Objectives, Policies and Risks..     2
Investment Limitations.....................     4
Directors and Officers.....................     5
Management and Expenses....................     9
Administration, Shareholder Services and
   Distribution Plan.......................    11
Portfolio Transactions.....................    11




                                             Page
Purchase and Redemption of Fund Shares.....    12
Distribution Services......................    14
Valuation..................................    15
Performance................................    16
General Information........................    17
Financial Statements.......................    18
Appendix...................................    19


EQFR1A

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

  The Fund seeks to produce favorable, but not the highest, current income and long-term growth of both income and capital value without exposing capital to undue risk. The following information regarding the Fund's investment policies supplements the information contained in the Prospectus.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

RIGHTS AND WARRANTS.  The Fund may invest in common stock rights and warrants
--------------------
believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

  The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

  The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund.
Under extraordinary circumstances, the Subadviser may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Subadviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

  Except as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

  At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

  If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

  Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with
---------------------
commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested. The Fund to date has not entered into any repurchase agreements and has no present intention of doing so in the future.

  Except as indicated above or as described under "Investment Limitations" below, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of its outstanding voting securities (as defined on page 5).

PORTFOLIO TURNOVER.  The Fund's portfolio turnover rate is calculated by
------------------
dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

  The Fund's portfolio turnover rates for the year ended December 31, 1996 and 1995 were 56.10% and 46.08% , respectively.

                                 INVESTMENT LIMITATIONS

  Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

 . Borrow money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets;

 . Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings on a secured basis and except to enter into escrow arrangements in connection with the sales of permitted call options. The Fund has no present intention of selling call options, and will no do so without the prior approval of the Fund's Board of Directors;

 . Purchase securities (other than closing call options) except for investment, buy on "margin," or sell "short." The Fund has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Directors;

 . Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

 . Invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities or more than 10% of all the securities of any issuer, or invest to control or manage any company;

 .  Invest more than 25% of total assets at market value in any one industry;

 . Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;*

 . Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

 . Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

 . Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker;

 .  Purchase or sell commodities and commodity contracts;

 . Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

--------------------

* The Fund has applied for, and expects to receive, an exemptive order from the Securities and Exchange Commission that would permit it to purchase shares of other investment companies advised by the Manager for the limited purpose of hedging its obligations in connection with the deferred fee arrangement for outside directors referred to under "Directors and Officers" below.

 . Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans; or

 . Write or purchase put, call, straddle or spread options except that the Fund may sell covered call options listed on a national securities exchange or quoted on NASDAQ and purchase closing call options so listed or quoted. The Fund has no present intention of entering into these types of transactions, and will not do so without the prior approval of the Fund's Board of Directors.

  Under the Investment Company Act of 1940 (the "1940 Act") a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                 DIRECTORS AND OFFICERS

  Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

WILLIAM C. MORRIS* Director, Chairman of the Board, Chief Executive Officer and
 (59)              Chairman of the Executive Committee

                   Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company; and Director Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*     Director, President and Member of the Executive Committee
 (44)
                   Director and President, J. & W. Seligman & Co. Incorporated, investment managers and advisers; President, (with the exception of Seligman Quality Municipal Fund, Inc. and
                   Seligman Select Municipal Fund, Inc.) and Director or
                   Trustee, the Seligman Group of Investment Companies; and
                   Seligman Advisors, Inc., advisers; Chairman and President,
                   Seligman Data Corp., shareholder service agent; and Director, Seligman Financial Services, Inc., broker/dealer; Seligman
                   Services, Inc., broker/dealer; and Seligman Henderson Co., advisers; formerly, Director, Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company.

JOHN R. GALVIN     Director
 (67)
                   Dean, Fletcher School of Law and Diplomacy at Tufts
                   University; Director or Trustee, the Seligman Group of
                   Investment Companies; Chairman, American Council on Germany;
                   a Governor of the Center for Creative Leadership; Director,
                   USLIFE Corporation, life insurance; National Committee on
                   U.S.-China Relations, National Defense University; the
                   Institute for Defense Analysis; and Raytheon Co., electronics; and Consultant, Thomson CSF, electronics;
                   formerly, Ambassador, U.S. State Department; Distinguished
                   Policy Analyst at Ohio State University and Olin
                   Distinguished Professor of National Security Studies at the
                   United States Military Academy.  From June, 1987 to June,
                   1992, he was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

                   Tufts University, Packard Avenue, Medford, MA  02155

ALICE S. ILCHMAN   Director
 (62)
                   President, Sarah Lawrence College; Director or Trustee, the
                   Seligman Group of Investment Companies; Chairman, The
                   Rockefeller Foundation, charitable foundation; and Director, NYNEX, telephone company; and the Committee for Economic
                   Development; formerly, Trustee, The Markle Foundation, philanthropic organization; and Director, International
                   Research and Exchange Board, intellectual exchanges.

                   Sarah Lawrence College, Bronxville, NY  10708

FRANK A. McPHERSON Director
 (64)
                   Director, various corporations; Director or Trustee, the Seligman Group of Investment Companies; Kimberly-Clark Corporation, consumer products, Bank of Oklahoma Holding Company, American Petroleum Institute, Oklahoma City Chamber of Commerce, Baptist Medical Center, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation and United Way Advisory Board; Chairman, Oklahoma City Public Schools Foundation; and Member of the Business Roundtable and National Petroleum Council; formerly, Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation, energy and chemicals.
                   123 Robert S. Kerr Avenue, Oklahoma City, OK  73102

JOHN E. MEROW*     Director
 (67)
                   Retired Chairman and Senior Partner, Sullivan & Cromwell, law
                   firm; Director or Trustee, the Seligman Group of Investment
                   Companies; Municipal Art Society of New York; Commonwealth
                   Aluminum Corporation; the U. S. Council for International
                   Business and the U.S.-New Zealand Council; Chairman, American
                   Australian Association; and the Municipal Art Society of New
                   York; Member of the American Law Institute and Council on
                   Foreign Relations; and Member of the Board of Governors of
                   the Foreign Policy Association and The New York Hospital.
                   125 Broad Street, New York, NY  10004

BETSY S. MICHEL    Director
 (54)
                   Attorney; Director or Trustee, the Seligman Group of
                   Investment Companies; Trustee, Geraldine R. Dodge Foundation,
                   charitable foundation; and Chairman of the Board of Trustees of St. George's School (Newport, RI); formerly, Director, the
                   National Association of Independent Schools (Washington, DC).
                   St. Bernard's Road, P.O. Box 449, Gladstone, NJ  07934

JAMES C. PITNEY    Director
 (70)
                   Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or
                   Trustee, the Seligman Group of Investment Companies; and
                   Public Service Enterprise Group, public utility.
                   Park Avenue at Morris County, P.O. Box 1945, Morristown, NJ
                   07962-1945

JAMES Q. RIORDAN   Director
 (69)
                   Director, various corporations; Director or Trustee, the
                   Seligman Group of Investment Companies; The Houston
                   Exploration Company; The Brooklyn Museum; The Brooklyn Union
                   Gas Company; the Committee for Economic Development; Dow
                   Jones & Co., Inc.; and Public Broadcasting Service; formerly,
                   Co-Chairman of the Policy Council of the Tax Foundation;
                   Director and Chairman, Mobil Corporation; Director, Tesoro
                   Petroleum Companies, Inc.; and Director and President,
                   Bekaert Corporation.
                   675 Third Avenue, Suite 3004, New York, NY  10017

RONALD T. SCHROEDER*  Director  and Member of the Executive Committee
 (49)
                   Director, Managing Director and Chief Investment Officer, Institutional, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Director or Trustee, the Seligman Group of Investment Companies; Director, Seligman Holdings, Inc., holding company; Seligman Financial Services, Inc., broker/dealer; and Seligman Services, Inc., broker/dealer; formerly, President, the Seligman Group of Investment Companies, except Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.; and Director, Seligman Data Corp., shareholder service agent; Seligman Henderson Co., advisers; J. & W. Seligman Trust Company, trust company; and Seligman Securities, Inc., broker/dealer.

ROBERT L. SHAFER   Director
 (64)
                   Director, various corporations; Director or Trustee, the
                   Seligman Group of Investment Companies and USLIFE
                   Corporation, life insurance; formerly, Vice President, Pfizer
                   Inc., pharmaceuticals.
                   235 East 42nd Street, New York, NY  10017

JAMES N. WHITSON   Director
 (62)
                   Executive Vice President, Chief Operating Officer and
                   Director, Sammons Enterprises, Inc.; Director or Trustee, the
                   Seligman Group of Investment Companies; Red Man Pipe and
                   Supply Company, piping and other materials; and C-SPAN.
                   300 Crescent Court, Suite 700, Dallas, TX  75201

ODETTE S. GALLI    Co-Portfolio Manager

                   Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Co-Portfolio Manager, one other open-end investment company in the Seligman Group of Investment Companies and Tri-Continental Corporation. closed-end investment company.

CHARLES C. SMITH, JR.  Vice President and Portfolio Manager
 (40)
                   Managing Director (formerly, Senior Vice President and Senior
                   Investment Officer),        J. & W. Seligman & Co.
                   Incorporated, investment managers and advisers; Vice President and Portfolio Manager, two other open-end investment companies in the Seligman Group of Investment Companies and Tri-Continental Corporation, closed-end investment company.

LAWRENCE P. VOGEL  Vice President
 (40)
                   Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Seligman Financial Services, Inc., broker/dealer; and Seligman Advisors, Inc., advisers; and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of Investment Companies; and Seligman Services, Inc. broker/dealer; Treasurer, Seligman Holdings, Inc., holding company; and Seligman Henderson Co., advisers; formerly, Senior Vice President, Seligman Securities, Inc.; broker/dealer and Senior Vice President, J. & W. Seligman Trust Co., trust company.

FRANK J. NASTA     Secretary
 (32)
                   Senior Vice President, Law & Regulation and Corporate
                   Secretary, J. & W. Seligman & Co., Incorporated, investment managers and advisers; Corporate Secretary, the Seligman
                   Group of Investment Companies; Seligman Advisors, Inc.
                   advisers; Seligman Financial Services, Inc., broker/dealer;
                   Seligman Henderson Co., advisers; Seligman Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Secretary, J. & W. Seligman Trust Co., trust company and attorney, Seward & Kissel, law firm.

THOMAS G. ROSE     Treasurer
 (39)
                   Treasurer, the Seligman Group of Investment Companies; and
                   Seligman Data Corp., shareholder service agent; formerly, Treasurer, American Investors Advisors, Inc. and the American
                   Investors Family of Funds

  The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.


                                           Compensation Table
                                                                     Pension or
                                                Aggregate        Retirement Benefits    Total Compensation
                                              Compensation       Accrued as part of       from Fund and
Position With Fund                            from Fund (1)         Fund Expenses      Fund Complex (1)(2)
----------------------------------------  ---------------------  -------------------  ----------------------
William C. Morris, Director and Chairman           N/A                   N/A                   N/A
Brian T. Zino, Director and President              N/A                   N/A                   N/A
Ronald T. Schroeder, Director                      N/A                   N/A                   N/A
Fred E. Brown, Director*                           N/A                   N/A                   N/A
John R. Galvin, Director                        $3,121.28                N/A               $65,000.00
Alice S. Ilchman, Director                       3,157.00                N/A                66,000.00
Frank A. McPherson, Director                     3,121.28                N/A                65,000.00
John E. Merow, Director                          3,157.00(d)             N/A                66,000.00(d)
Betsy S. Michel, Director                        3,157.00                N/A                66,000.00
James C. Pitney, Director                        3,121.28                N/A                65,000.00
James Q. Riordan, Director                       3,157.00                N/A                66,000.00
Robert L. Shafer, Director                       3,157.00                N/A                66,000.00
James N. Whitson, Director                       3,157.00(d)             N/A                66,000.00(d)
---------------------

(1) Based on remuneration received by the Directors of the Fund for the year ended December 31, 1996.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

* Retired March 20, 1997.

(d)  Deferred.

  The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The total amounts of deferred compensation (including interest) payable in respect of the Fund to Messrs. Merow and Whitson as of December 31, 1996 were $84,984 and $15,383, respectively. As of January 1, 1997, Mr. Merow no longer defers current compensation. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $76,486 as of December 31, 1996. The Fund has applied for, and expects to receive, exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or
(ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

  Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies in the Seligman Group. Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A Capital Stock at March 31, 1997. As of that date, no Directors or officers owned shares of the Fund's Class B and Class D Capital Stock.

                                 MANAGEMENT AND EXPENSES

  Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991 and January 1, 1996, subject to the control of the Board of Directors, J. &
W. Seligman & Co. Incorporated ( the "Manager") manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

  The Fund pays the Manager a management fee for its services, calculated daily and payable monthly. Effective January 1, 1996, the management fee is equal to annual rate of .65% of the Fund's average daily net assets on the first $1 billion of net assets, .60% of the Fund's average daily net assets on the next $1 billion of net assets, and .55% of the Fund's average daily net assets in excess of $2 billion. The management fee amounted to $4,516,946 in 1996, $2,898,605 in 1995 and $2,676,075 in 1994, which was equivalent to annual rates of .65%, .48% and .49%, respectively, of the Fund's average net assets in 1996, 1995 and 1994.

  The Fund pays all its expenses other than those assumed by the Manager or Seligman Henderson Co., (the "Subadviser"), including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses for qualifying the Fund and its shares under Federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

  The Management Agreement was initially approved by the Board of Directors on September 30, 1988 and by the shareholders at a Special Meeting held on December 16, 1988. The amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to the Manager by the Fund, were approved by the Fund's Board of Directors on January 17, 1991 and approved by shareholders at a special meeting held on April 10, 1991. The amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund were approved by the Fund's Board of Directors on September 21, 1995 and by the shareholders at a special meeting on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e. by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) if the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

  The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporation. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See the Appendix for further history of the Manager.

  Under the Subadvisory Agreement, dated June 1, 1994, as amended January 1, 1996, the Subadviser supervises and directs a portion of the Fund's investment in foreign securities and Depositary Receipts as designated by the Manager, consistent with the Fund's investment objectives, policies and principles. For these services, the Subadviser is paid a fee by the Manager as described in the Fund's Prospectus. The Subadvisory Agreement was initially approved by the Board of Directors at a meeting held on January 20, 1994 and by the shareholders of the Fund on May 19, 1994. The amendments to the Subadvisory Agreement, effective January 1, 1996, to increase the subadvisory fee rate payable by the Manager to the Subadviser, were approved by the Fund's Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Subadvisory Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Fund, on 60 days written notice to the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

  For the years ended December 31, 1996 and 1995, and for the period June 1, 1994 through December 31, 1994, the Subadviser was paid fees by the Manager of $367,285, $244,337 and $146,005, , respectively.

  The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. Henderson plc, headquartered in London, is one of the largest independent money managers in Europe. The Firm managed approximately $18.1 billion in assets as of December 31, 1996 and is recognized as a specialist in global equity investing.

  Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

  The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

  Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

          ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

  The Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

  The Plan was approved on July 16, 1992 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of Shareholders held on November 23, 1992. The Plan became effective in respect of the Class A shares on January 1, 1993. The Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The Plan was approved in respect of the Class D shares on March 18, 1993 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The Plan will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plan may be made except by a majority of both the Directors and Qualified Directors.

  For the year ended December 31, 1996, Seligman Financial Services, Inc. ("SFSI") received payments of $1,516,877 under the Plan in respect of Class A shares, or 0.24% per annum of the average daily net assets of Class A shares. This amount was used primarily to pay Service Organizations on a continuing basis for providing personal services and/or maintenance of shareholder accounts. For the period ended December 31, 1996, fees incurred by the Fund in respect of Class B shares amounted to $20,276, or 1.00% per annum of the average daily net assets of Class B shares. Of this amount, 0.725% per annum was paid directly to FEP Capital, L.P. ("FEP") to compensate it for having funded, at the time of sale (i) the 4% commission paid to selling brokers and (ii) a payment of 0.25% of sales to SFSI; 0.025% per annum was paid to SFSI; and the remaining 0.25% per annum was paid to SFSI which, in turn, made an equal payment to Service Organizations for providing personal services and/or maintenance of shareholder accounts. For the year ended December 31, 1996, fees incurred in respect of Class D shares amounted to $555,613, or 1.00% per annum of the average daily net assets of Class D shares. This amount was paid to SFSI and, in the first twelve months after a sale, reimbursed it primarily for the 1% payment made to dealers at the time of sale and for certain other direct distribution costs. After the first twelve months, fees paid to SFSI are used to pay a continuing fee to Service Organizations.

  The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                            PORTFOLIO TRANSACTIONS

  The Management and Subadvisory Agreements recognize that in the purchase and sale of portfolio securities the Manager and Subadviser will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and Subadviser for their use, as well as to the general attitude toward and support of investment companies demonstrated by such broker or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadviser to be beneficial to the Fund. In addition, the Manager and Subadviser are authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund that the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager and Subadviser in connection with its services to clients other than the Fund.

  In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

  When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager and Subadviser desire to buy or sell the same security at the same time the securities purchased or sold are allocated by the Manager and Subadviser in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

  The total brokerage commissions paid to others for execution and research and statistical services for the fiscal years ended December 31, 1996, 1995 and 1994 were $1,374,513, $866,610 and $947,390, respectively.


                    PURCHASE AND REDEMPTION OF FUND SHARES

  The Fund issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Prospectus.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4.75% and Class B and Class D shares are sold at net asset value.* Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:


   CLASS A

  Net asset value per Class A share...............   $14.89
                                                     ------

  Maximum sales load (4.75% of offering price)....     0.74
                                                     ------

  Offering price to public........................   $15.63
                                                     ======

  CLASS B AND CLASS D

  Net asset value and offering price per  share*..   $14.87
                                                     ======
---------

* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after 6 years. Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in the Prospectus.

CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

  VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other Seligman Mutual Funds which were sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

  THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman Mutual Funds which were sold with an initial sales load with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if SFSI is notified by an investor or dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

  A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the sales load schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent - Class A Shares Only" in the back of the Prospectus.

  Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501 (c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

  1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports and other shareholder communications.

  2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

  3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS.   The table of sales loads in the Prospectus
applies to sales to "eligible employee benefit plans" (as defined in the Fund's Prospectus) except that the Fund may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in Seligman Mutual Funds or (ii) eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus any applicable sales load) although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the

Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value which is readily ascertainable (See "Valuation").

FURTHER TYPES OF REDUCTIONS. Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

  The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager, and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

  Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

MORE ABOUT REDEMPTIONS. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances payment may be postponed, or the right of redemption postponed for more than seven days if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

                                 DISTRIBUTION SERVICES

  SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group The Fund and SFSI are parties to a Distributing Agreement, dated January 1, 1993. As general distributor of the Fund's Capital Stock, SFSI allows commissions to all dealers, as indicated in the Prospectus. Pursuant to agreements with the Fund, certain dealers may also provide sub-accounting and other services for a fee. SFSI receives the balance of sales loads and any CDSLs paid by investors. The balance of sales loads paid by investors and received by SFSI in respect of Class A shares amounted to $102,883 in 1996, after allowance of $797,266 as commissions to dealers; $83,458 in 1995, after allowance of $1,076,487 as commissions to dealers; and $46,173 in 1994, after allowance of $355,656 as commissions to dealers. For the years ended December 31, 1996 1995 and 1994, SFSI retained CDSL charges from Class D shares amounting to $15,668, $8,440 and $3,862, respectively.

          SFSI has assigned its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also assigned its rights to substantially all of the distribution fees in respect of Class B shares received by it pursuant to the Plan (other than the portion of such fees used to make ongoing shareholder servicing payments to Service Organizations as described in the Prospectus) to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the assignment of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amount of such payments from FEP and the Class B distribution fees retained by SFSI for the period ended December 31, 1996, was $16,591.

  Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the years ended December 31, 1996 and 1995, SSI received commissions of $21,997 and $26,338, respectively, from sales of Fund shares. SSI also received distribution and service fees of $448,975 and $315,230, respectively, pursuant to the Plan.

                                 VALUATION

  Net asset value per share of each class of the Fund is determined as of the close of trading on the NYSE, (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The NYSE is currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for a class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee with respect to such shares.

  Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by the Fund will be subtracted from net asset value.

  Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined prior to the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Fund's Board of Directors.

  For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                  PERFORMANCE

  The Fund's average annual total returns of Class A shares for the one-year, five-year and ten-year periods ended on December 31, 1996 were 9.94%, 11.97% and 11.89% respectively. These returns were computed by subtracting the maximum sales load of $47.50 (4.75% of public offering price) and assuming that all of the dividends and distributions by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). The total returns for Class B shares of the Fund for the period April 22, 1996 (inception) through December 31, 1996 was 4.21%. This return was computed assuming that all the dividends and distributions paid by the Fund's Class B shares were reinvested over the relevant time period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 5% CDSL. The average annual total returns for Class D shares of the Fund for the year ended December 31, 1995 and since inception through December 31, 1996 were 13.58% and 12.46%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

  Table A below illustrates the total return (income and capital) on Class A shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the 4.75% sales load, made on January 1, 1986 had a value of $3,075 on December 31, 1996, resulting in an aggregate total return of 207.45%. Table B illustrates the total return (income and capital) on Class B shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class B shares made on April 22, 1996 (commencement of offering of Class B shares) had a value of $1,042 on December 31, 1996 resulting in an aggregate total return of 4.21%. Table C illustrates the total return (income and capital) on Class D shares of the Fund with dividends invested and gain distributions taken in shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of offering of Class D shares) had a value of $1,538 on December 31, 1996 resulting in an aggregate total return of 53.80%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                       TABLE A - CLASS A SHARES

                                                  VALUE OF
YEAR           VALUE OF INITIAL   VALUE OF GAIN   DIVIDEND                   TOTAL
ENDED (1)      INVESTMENT (2)     DISTRIBUTION    INVESTED  TOTAL VALUE (2)  RETURN (3)
-------------  ----------------   --------------  --------  --------------   ---------
12/31/87                 $  809           $  120      $ 26          $  955
12/31/88                    826              163        62           1,051
12/31/89                    895              330       107           1,332
12/31/90                    775              370       135           1,280
12/31/91                    916              537       210           1,663
12/31/92                    935              642       267           1,844
12/31/93                    985              797       336           2,118
12/31/94                    886              834       358           2,078
12/31/95                  1,037            1,143       483           2,663
12/31/96                  1,089            1,413       573           3,075      207.45%

                                  TABLE B - CLASS B SHARES

                                                  VALUE OF
YEAR/PERIOD    VALUE OF INITIAL   VALUE OF GAIN   DIVIDEND                   TOTAL
ENDED (1)      INVESTMENT (2)     DISTRIBUTION    INVESTED  TOTAL VALUE (2)  RETURN (3)
-------------  ----------------   --------------  --------  --------------   ---------
12/31/96                 $  955           $   76      $ 11          $1,042        4.21%


                                       TABLE C- CLASS D SHARES

                                                 VALUE OF
YEAR/PERIOD    VALUE OF INITIAL   VALUE OF GAIN  DIVIDEND                   TOTAL
ENDED (1)      INVESTMENT (2)     DISTRIBUTION   INVESTED  TOTAL VALUE (2)  RETURN (3)
-------------  ----------------   -------------  --------  --------------   ---------
12/31/93                 $1,013            $ 62       $16          $1,091
12/31/94                    909             115        32           1,056
12/31/95                  1,065             220        57           1,342
12/31/96                  1,119             338        81           1,538       53.80%

1 For the ten years ended December 31, 1996; commencement of offering of Class B shares on April 22, 1996; and from commencement of offering of Class D shares on May 3, 1993.

2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value" reflects the effect of the CDSL, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.

3 "Total Return" for each class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

  No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

  The total return and average annual total return of the Class A shares quoted from time to time through December 31, 1992 does not reflect the deduction of the administration, shareholder services and distribution fee, effective January 1, 1993; through April 10, 1991 also does not reflect the increased management fee approved by shareholders on April 10, 1991, and through December 31, 1995, does not reflect the increased management fee approved by shareholders on December 12, 1995, and effective on January 1, 1996, which fees if reflected would reduce the performance quoted.

  The Fund may also include its aggregate total return over a specified period in advertisements or in information furnished to present or prospective shareholders.

                              GENERAL INFORMATION

    It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles of Incorporation.

CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued Capital Stock of the Fund into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

CUSTODIAN. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                             FINANCIAL STATEMENTS

  The Annual Report to Shareholders for the year ended December 31, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments as of December 31, 1996, as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of the Fund's Statement of Additional Information.

                                   APPENDIX

                HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

 . Helps finance America's fledgling railroads through underwriting.
 . Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
 . Becomes a prominent underwriter of corporate securities, including New York
  Mutual Gas Light Company, later part of Consolidated Edison.
 . Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
 . Is appointed U.S. Navy fiscal agent by President Grant.
 . Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

 . Helps Congress finance the building of the Panama Canal.

 ...1910s

 . Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

 . Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

 . Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

 . Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
 . Establishes Investment Advisory Service.

 ...1940s

 . Helps shape the Investment Company Act of 1940.
 . Leads in the purchase and subsequent sale to the public of Newport News
  Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
 . Assumes management of National Investors Corporation, today Seligman Growth
  Fund, Inc.
 . Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

 . Develops new open-end investment companies.  Today, manages more than 40 mutual fund portfolios.
 . Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
 . Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations
  Corporation.
 . Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

 . Introduces Seligman Select Municipal Fund and Seligman Quality Municipal Fund,
  two closed-end funds that invest in high-quality municipal bonds.
 . In 1991 establishes a joint venture with Henderson  plc, of London, known as
  Seligman Henderson Co., to offer global investment products.
 . Introduces Seligman Frontier Fund, Inc., a small capitalization mutual fund.
 . Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund and Seligman Henderson
  Emerging Markets Growth Fund.
 . Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

================================================================================
                               67TH ANNUAL REPORT




================================================================================
                                    SELIGMAN
                                  COMMON STOCK
                                   FUND, INC.
================================================================================




                                December 31, 1996




                                     [LOGO]
================================================================================
                            A Growth and Income Fund
                               Established in 1930







                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                                                                     EQCS2 12/96

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

A mutual fund that seeks to
produce  favorable current
income and long-term growth
of both income and capital value without exposing capital to undue risk.





HIGHLIGHTS OF 1996
--------------------------------------------------------------------------------

                                                                  DECEMBER 31, 1996                DECEMBER 31, 1995
                                                            -----------------------------         -------------------
                                                           CLASS A    CLASS B*     CLASS D         CLASS A     CLASS D
---------------------------------------------------------------------------------------------------------------------------

Net Assets (in thousands) ............................    $656,260      $6,451     $63,938        $614,400     $46,564
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share ............................      $14.89      $14.87      $14.87          $14.19      $14.16
   With 1996 Gain Distributions
     Taken in Shares .................................       16.02       15.99       15.99              --          --
   Increase in Net Asset Value with Gain
     Distributions Taken in Shares(1) ................      12.90%       8.04%      12.92%              --          --
---------------------------------------------------------------------------------------------------------------------------
Dividends Paid per Share .............................      $0.340      $0.156      $0.213          $0.360      $0.218
   With December 1995 and June 1996
     Gain Distributions Taken in Shares ..............       0.369       0.158       0.229              --          --
Distributions of Realized Gain per Share .............       1.115       1.115       1.115           0.944       0.944
---------------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of
   Average Net Assets ................................     $0.0115     $0.0192(2)  $0.0191         $0.0093     $0.0172
---------------------------------------------------------------------------------------------------------------------------
  *From April 22, 1996 (commencement of operations).
(1)Excluding the effect of dividends paid.
(2)Annualized.


================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Common Stock Fund increased its dividend for the 53rd year in a row for those investors who reinvest their capital gains. The Fund posted moderate gains in 1996, though the total return based on the net asset value of Class A shares lagged that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth and Income Funds Average. The Fund's investment results begin on page 6.

     Driven by the outstanding performance of a small number of the largest stocks, the US equity markets continued to advance in 1996, setting successive new highs by rebounding from occasional sharp, short-term, setbacks. The S&P 500's total return for the year was 22.96%, and the Dow Jones Industrial Average
(DJIA) posted an exceptional total return of 28.91%. The bond markets, in contrast, had a less positive year, due to persistent concerns that the economy's unexpected vigor would produce higher levels of inflation and, in turn, increases in interest rates.

     A constructive economic environment supported strong corporate earnings in most industries during 1996. In spite of continued corporate downsizing and restructuring, the unemployment rate fell as low as 5.2% in August and ended the year at 5.3%, as compared to 5.6% in December 1995. The increased competitive-ness of US industry and the low inflation environment provided strong funda-mental support to higher equity prices.

     Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the US financial markets and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the financial markets and your Fund.

     On a final note, the activity witnessed in the equity markets in 1996, where large one-day increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing. It is time, not timing, that counts when it comes to investing.

     A discussion with your Portfolio Managers and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Common Stock Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,




/s/ William Morris
------------------
William C. Morris
Chairman


                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President



January 31, 1997

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following is a discussion with your Portfolio Managers regarding Seligman Common Stock Fund, and a chart and table comparing your Fund's performance against the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth and Income Funds Average.

YOUR PORTFOLIO MANAGERS

                                   CHARLES C. SMITH, JR. is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Vice President and Portfolio Manager of Seligman Common Stock Fund since December 1991. Mr. Smith is also Vice President and Portfolio Manager of Seligman Income Fund and Tri-Continental Corporation. Additionally, he is Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common
        [PHOTO] Stock and Income Portfolios. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994. Odette Galli, Vice President of
                                   J. & W. Seligman & Co. Incorporated, was named Co-Portfolio Manager of Seligman Common Stock Fund and Tri-Continental Corporation this year. Ms. Galli joined Seligman in 1993 as a member of the Seligman Growth and Income Team. Mr. Smith and Ms. Galli are supported by a group of investment professionals dedicated to the growth and income investment discipline, and to the objectives of Seligman Common Stock Fund.

Seligman Growth and Income Team:
(from left) Rodney Collins, Margaret
Doyle, Jonathan Roth, Odette Galli
(Co-Portfolio Manager), (seated)
Melanie Ravenell (Administrative
Assistant), Charles C. Smith, Jr.
(Co-Portfolio Manager), Amy Fujii


IAIN C. CLARK is Chief Investment Officer of Seligman Henderson Co., Seligman Common Stock Fund's Subadviser, and is responsible for the international investment activities of the Fund. Mr. Clark is also head of International Investments for, and a Director of, Henderson plc, an investment manager in London, England. He has been with Henderson since 1985.


How did Seligman Common Stock Fund perform in the last 12 months?

"Seligman Common Stock Fund had solid results in 1996, posting a total return of 15.44% based on the net asset value of Class A shares. The Fund's total return lagged the 22.96% total return of the S&P 500 and the 20.73% total return of the Lipper Growth and Income Funds Average. However, the Fund's yield exceeded that of the S&P 500 and was significantly above the average dividend yield of the Lipper Growth and Income Funds Average. Further, the Fund's risk level, as measured by the weighted average beta of the Fund's holdings, was less than the S&P 500. Beta measures the volatility of an investment, as compared to that of the overall market (represented by the S&P 500)."


Which economic factors affected the Fund's performance in 1996?

"In 1996, the economy grew at a moderate pace and low levels of inflation prevailed. This environment produced stronger-than-expected corporate profits in many industries and Seligman Common Stock Fund's equity holdings broadly benefited in this environment. Further, the declining interest rates in the second half of the year improved the performance of the interest rate-sensitive issues in the portfolio."


Which market factors influenced the Fund's performance in the last 12 months?

"Throughout the year, the appreciation of a small number of the largest companies pushed the markets to record highs. These strong advances were also due to the steady economy, continued corporate profitability, and increased mutual fund inflows.

     "Abroad, most mature international markets continued to lag the S&P 500's impressive rise in 1996. Further, the strength of the US Dollar throughout the year did not improve international results. The Fund maintains a 10%

================================================================================
ANNUAL PERFORMANCE OVERVIEW (continued)
--------------------------------------------------------------------------------

weighting outside the US to take advantage of quality investment opportunities and to realize a higher potential rate of return over the long term. Though the international portion of the portfolio did not match the gains of the domestic investments in 1996, we anticipate improving relative performance for the international equity markets in the future."


What was your investment strategy?

"The Fund continued to be a true growth and income fund. Over the year, investment strategy focused on increasing dividends and identifying undervalued stocks with strong potential for long-term growth. In a year that was driven by momentum investing, with large-company stocks clearly leading the markets, we identified large-company growth stocks selling at attractive relative historic valuations. While most large-company stocks traded at the high end of their historic ranges, we kept our value orientation and maintained the portfolio's low level of risk and reasonable valuation.

     "Over the last 12 months, opportunistic buying led us to several restructuring companies, which proved quite profitable. We sought companies whose managements were working to improve the corporate balance sheet, increase efficiency, and therefore enhance profitability. As each fit the restructuring model, General Signal, an industrial equipment company, Olin, a chemical manufacturer, and Woolworth, a retailer, were purchased. AMP, an electronics manufacturer, and Raytheon, a defense company, were also purchased, as we believe their managements' restructuring efforts should improve performance in 1997. Finally, Ford Motor was recently added, as it should benefit from management's efforts to improve productivity and profitability through cost-cutting."


Which sectors in the portfolio improved the Fund's performance in 1996?

"Consumer cyclical stocks, which are economically sensitive, benefited from the year's positive economic environment. Consequently, the portfolio's overweight position in the sector in early 1996 improved the Fund's performance. The strongest consumer cyclical stocks included Knight-Ridder Newspapers and Tribune in publishing, and Woolworth and Liz Claiborne, in retail. As several holdings reached full valuation at the end of the year, the portfolio's overall weighting in consumer cyclicals was reduced and profits were taken. The Fund was also overweight in consumer staples, with consumer goods and food holdings such as Colgate-Palmolive, Sara Lee, and Campbell Soup, which performed well.

     "Finance and energy were two other strong sectors in the portfolio. The improving interest rate environment strengthened the financial sector, and stocks such as Bank of New York, Citicorp, and Household International posted strong results. In the energy sector, reduced supply improved the pricing ability of energy companies and, their stocks appreciated. Therefore, the portfolio's positions in stocks such as Royal Dutch Petroleum, Texaco, and PanEnergy improved results."


Which sectors impaired the Fund's performance in 1996?

"The basic materials sector, which includes the portfolio's mineral, steel, and paper issues, suffered throughout the year due to ongoing restructuring problems and reduced earnings. However, we expect that leading basic materials stocks should rebound from their currently low historic valuations. Utilities were also generally weak in 1996, due to continued problems associated with the deregulation of the industry. Nonetheless, the Fund's utility holdings outperformed the average of their peers in the markets. Finally, the convertible markets did not keep pace with the advance of the large-company equity markets. Convertible issues are often purchased to help meet the Fund's objective of favorable current income."


What is the outlook?

"The Fund is well positioned for the coming year. The portfolio is reasonably valued, with a lower average price-to-earnings ratio than the S&P 500. The Fund will invest in cyclical stocks in 1997, as they appear undervalued, and we will continue to search for good value in the marketplace. We believe stock selection will be extremely important in 1997, as market participants should focus increasingly on fundamentals. We remain committed to maintaining a broadly diversified portfolio, holding companies with reasonable current income and solid long-term prospects for earnings and dividend growth."

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

DIVERSIFICATION OF ASSETS
December 31, 1996


                                                                                             PERCENT OF NET ASSETS
                                                                                                 DECEMBER 31,
                                                                                          --------------------------
                                                  ISSUES        COST              VALUE         1996       1995
                                                  ------    ------------      ------------      -----     -----
NET CASH AND SHORT-TERM HOLDINGS                    4        $93,765,814      $ 93,765,814       12.9       5.2
                                                  ---       ------------      ------------      -----     -----
COMMON STOCKS:
Advertising ................................        1          4,272,125         9,150,000        1.2       1.1
Aerospace/Defense ..........................        4         17,020,847        21,562,500        3.0       1.8
Apparel and Textiles .......................        1          2,634,496         5,793,750        0.8       1.2
Automotive and Related .....................        7         17,823,627        18,849,283        2.6       1.6
Chemicals ..................................        4         11,699,121        18,254,448        2.5       3.2
Computer Goods and Services ................        2          8,721,980         8,612,500        1.2        --
Construction ...............................        1          3,606,295         5,600,000        0.8       0.6
Consumer Goods and Services ................        9         28,692,118        49,639,274        6.8       9.1
Drugs and Health Care ......................        6         12,493,808        21,752,676        3.0       5.7
Electric and Gas Utilities .................        8         35,937,882        42,914,533        5.9       6.3
Electronics ................................        4         15,263,438        19,779,497        2.7       0.9
Energy .....................................        8         27,544,742        54,916,227        7.6       7.5
Environmental Services .....................        1          2,981,630         2,625,000        0.3        --
Finance and Insurance ......................       19         47,978,934        94,153,334       13.0      11.6
Food .......................................        6         25,032,928        42,150,000        5.8       5.0
Industrial Equipment .......................        7         24,969,427        35,667,590        4.9       3.3
Leisure and Entertainment ..................        2          1,450,152         1,621,526        0.2       0.1
Machinery ..................................        2          5,170,798         5,163,298        0.7        --
Metals and Mining ..........................        1          5,564,047         5,637,500        0.8        --
Office Equipment ...........................        1          3,099,900         8,175,000        1.1       1.1
Paper and Packaging ........................        4         16,177,151        18,727,876        2.6       2.4
Printing and Publishing ....................        3          6,603,522         9,965,128        1.4       2.8
Restaurants ................................        1          3,726,200         3,620,000        0.5       0.6
Retail Trade ...............................        4         11,636,303        13,651,922        1.9       5.3
Steel ......................................        3          9,588,251         8,598,750        1.2       0.6
Technology .................................       --                 --                --         --       0.6
Telecommunications .........................        4          4,650,665         4,465,691        0.6       3.2
Telephone Utilities ........................        3         13,692,860        16,250,000        2.2       1.2
Tobacco ....................................        2          7,132,352         8,134,413        1.1       2.1
Transportation .............................        3          5,642,997         6,389,891        0.9       1.7
Miscellaneous/Diversified ..................        3         10,163,225        19,034,375        2.6       3.7
                                                  ---       ------------      ------------      -----     -----
                                                  124        390,971,821       580,855,982       79.9      84.3
                                                  ---       ------------      ------------      -----     -----
Convertible Bonds ..........................       13         31,257,130        33,611,080        4.6       7.5
                                                  ---       ------------      ------------      -----     -----
Convertible Preferred Stocks ...............        6         18,115,852        18,416,250        2.6       3.0
                                                  ---       ------------      ------------      -----     -----
Net Assets .................................      147       $534,110,617      $726,649,126      100.0     100.0
                                                  ===       ============      ============      =====     =====

================================================================================
PERFORMANCE  COMPARISON  CHART                                 December 31, 1996
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500) and the Lipper Growth & Income Funds Average (Lipper Growth & Income Average) for the same period. The performances of Seligman Common Stock Fund Class B and D shares are not shown in this chart, but are included in the table on page 7. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges, and the Lipper Growth & Income Average excludes the effect of sales charges.


         [The following table represents a chart in the printed piece]


                      SELIGMAN COMMON STOCK FUND -- CLASS A

                  With           Without                      Lipper Growth %
               Sales Charge   Sales Charge    S&P 500 Index   Income Average
               ------------   ------------    -------------   ---------------

12/31/86         9,524.85       10,000.00       10,000.00       10,000.00
                11,299.52       11,863.20       12,135.00       11,681.96
                11,460.68       12,032.41       12,744.18       12,034.89
                11,921.65       12,516.38       13,585.29       12,638.00
12/31/87         9,544.97       10,021.12       10,524.53       10,220.44
                10,024.39       10,524.46       11,123.37       10,958.59
                10,546.35       11,072.46       11,864.19       11,574.78
                10,441.89       10,962.79       11,904.53       11,613.72
12/31/88        10,506.98       11,031.13       12,272.38       11,857.87
                11,112.72       11,667.08       13,142.49       12,621.40
                11,758.16       12,344.72       14,302.97       13,525.41
                12,912.91       13,557.07       15,834.82       14,683.51
12/31/89        13,319.95       13,984.42       16,161.01       14,680.58
                13,190.36       13,848.37       15,674.57       14,323.63
                14,013.39       14,712.45       16,660.50       15,067.83
                11,569.06       12,146.20       14,371.35       13,073.50
12/31/90        12,801.99       13,440.63       15,659.02       14,049.64
                14,903.45       15,646.92       17,934.27       16,067.88
                14,598.63       15,326.90       17,893.03       16,014.81
                15,726.62       16,511.14       18,850.30       16,907.39
12/31/91        16,633.81       17,463.58       20,429.96       18,117.50
                16,911.90       17,755.54       19,913.08       18,119.32
                17,020.05       17,869.08       20,291.43       18,160.18
                17,491.43       18,363.98       20,930.61       18,629.22
12/31/92        18,440.47       19,360.36       21,983.42       19,737.67
                19,335.24       20,299.78       22,944.09       20,657.87
                19,800.57       20,788.32       23,056.52       20,852.18
                20,298.12       21,310.68       23,651.38       21,589.44
12/31/93        21,179.64       22,236.15       24,200.09       22,089.03
                20,185.13       21,192.05       23,282.91       21,437.35
                20,291.95       21,304.20       23,380.69       21,389.12
                21,089.57       22,141.60       24,524.01       22,308.41
12/31/94        20,779.52       21,816.08       24,519.11       21,960.39
                22,547.68       23,672.45       26,907.27       23,733.66
                24,187.02       25,393.57       29,476.91       25,637.64
                25,715.74       26,998.54       31,820.32       27,490.43
12/31/95        26,633.18       27,961.75       33,735.91       28,771.79
                27,983.94       29,379.89       35,547.53       30396.68
                28,974.29       30,419.64       37,140.06       31,421.53
                29,207.84       30,664.83       38,287.68       32,340.50
12/31/96        30,745.01       32,278.66       41,480.88       34,735.20


     Performance data quoted represent changes in prices and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
For Periods Ended December 31, 1996

                                                                               AVERAGE ANNUAL
                                                               --------------------------------------------------
                                    CLASS B                                                              CLASS D
                                     SINCE                                                                SINCE
                                   INCEPTION     THREE          ONE          FIVE           10          INCEPTION
                                    4/22/96      MONTHS         YEAR         YEARS         YEARS          5/3/93
                                   ---------     ------        ------       -------       -------        --------
CLASS A
With Sales Charge                    n/a          0.25%         9.94%        11.97%        11.89%          n/a
Without Sales Charge                 n/a          5.26         15.44         13.07         12.43           n/a
CLASS B
With 5% CDSL                        4.21%         0.10           n/a           n/a           n/a           n/a
Without CDSL                        9.21          5.07           n/a           n/a           n/a           n/a
CLASS D
With 1% CDSL                         n/a          4.07         13.58           n/a           n/a           n/a
Without CDSL                         n/a          5.07         14.58           n/a           n/a         12.46%
S&P 500**                          15.00+         8.34         22.96         15.22         15.27         18.29++
LIPPER GROWTH &
   INCOME AVERAGE**                12.27+         7.40         20.73         13.89         13.25         15.75++

NET ASSET VALUE
                    DECEMBER 31, 1996   SEPTEMBER 30, 1996    JUNE 30, 1996   MARCH 31, 1996      DECEMBER 31, 1995
                  -------------------- --------------------- --------------  ----------------   --------------------
CLASS A                 $14.89                $15.00             $14.97           $14.83             $14.19
CLASS B                  14.87                 14.97              14.93            14.80+++             n/a
CLASS D                  14.87                 14.97              14.93            14.80              14.16

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1996
                                                                                         CAPITAL GAIN
                                                                               ---------------------------------
                                     DIVIDENDS PAID      CAPITAL GAINS PAID      REALIZED          UNREALIZED o
                                   ------------------  ----------------------- ------------      ---------------
CLASS A                                   $0.340              $1.115              $1.287             $3.945
CLASS B                                    0.156***            1.115               1.287              3.945
CLASS D                                    0.213               1.115               1.287              3.945

The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


----------------

* Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
** The S&P 500 and the Lipper Growth & Income Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees and sales charges and the Lipper Growth & Income Average does not reflect sales charges. The monthly performance of the Lipper Growth & Income Average is used in the Performance Comparison Chart and the Investment Results per Share. Investors may not invest directly in an index or an average.
*** For the period April 22, 1996, to December 31, 1996.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------



LARGEST PORTFOLIO CHANGES
During Past Three Months

                                        SHARES
                                ------------------------
                                              HOLDINGS
ADDITIONS                         INCREASE    12/31/96
-----------                      ----------- -----------
Automatic Data Processing ....     100,000     100,000
Burlington Northern Santa Fe .      40,000      40,000
Cooper Industries ............      75,000     150,000
Electronic Data Systems ......     100,000     100,000
Ford Motor ...................     100,000     100,000
Hercules .....................     100,000     100,000
Mead .........................     100,000     100,000
Parker-Hannifin ..............      75,000      75,000
Raytheon .....................     150,000     150,000
Vishay Intertechnology .......     200,000     200,000




                                        SHARES
                                ------------------------
                                              HOLDINGS
REDUCTIONS                        DECREASE    12/31/96
-------------                    ----------- -----------
Bard (C.R.) ..................     150,000          --
Coca-Cola ....................     150,000          --
Conrail ......................      50,000          --
Fleet Financial Group ........     150,000          --
General Electric .............      50,000     100,000
Philip Morris ................      75,000          --
Schering-Plough ..............     140,000      75,000
Sears, Roebuck ...............     100,000          --
Unicom .......................     250,000          --
U.S. West ....................     200,000          --


Largest portfolio changes from previous quarter to current quarter are based on cost of purchases and proceeds from sales of securities.





LARGEST PORTFOLIO HOLDINGS
At December 31, 1996

SECURITY                                      VALUE
---------                                 ------------
Royal Dutch Petroleum ..................   $11,098,750
American International Group ...........    10,825,000
Bank of New York .......................    10,125,000
General Electric .......................     9,887,500
Sara Lee ...............................     9,312,500
Corning (Delaware) .....................     9,250,000
Colgate-Palmolive ......................     9,225,000
Omnicom Group ..........................     9,150,000
PanEnergy ..............................     9,000,000
Bankers Trust ..........................     8,625,000

================================================================================
SELIGMAN COMMON STOCK FUND, INC.
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1996
DIVIDEND AND GAIN DISTRIBUTIONS
FOR TAXABLE ACCOUNTS

The quarterly dividends paid to Class A, B, and D shareholders in 1996 are taxable as ordinary income for federal tax purposes. It makes no difference whether you received them in cash or in shares. Under the Internal Revenue Code, 70% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividend received deduction available to corporate shareholders. In order to claim the dividend received deduction for this distribution, corporate shareholders must have held the Fund's shares for at least 46 days.

     A distribution of $0.292 per share from 1995 undistributed net realized gain, consisting of $0.265 from net long-term and $0.027 from net short-term gain realized on investments, was paid June 26, 1996, to Class A, B, and D shareholders. On November 22, 1996, a distribution of $0.823 per share, consisting of $0.813 from net long-term and $0.010 from net short-term gain realized on investments in 1996, was paid to Class A, B, and D shareholders. The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

     If the distributions were paid in shares, the per share cost basis for federal income tax purposes is $14.86 for Class A shares, and $14.82 for Class B and D shares for the June 26 distribution, and $15.05 for Class A shares, and $15.00 for Class B and Class D shares for the November 22 distribution.

     A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemp-tions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amounts of the distributions on investments paid to the shareholder during the year.

================================================================================
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
COMMON STOCKS 79.9%
ADVERTISING 1.2%
Omnicom Group
   Worldwide advertising
   agencies............................    200,000    $  9,150,000

AEROSPACE/DEFENSE 3.0%
General Dynamics
   Diversified defense contractor .....     50,000       3,525,000
General Motors (Class H)
   Diversified aerospace
   manufacturer--missiles,
   satellites, and communication
   systems.............................     75,000       4,218,750
Raytheon
   Producer of defense and
   commercial electronics..............    150,000       7,218,750
United Technologies
   Manufacturer of elevators,
   jet engines, flight systems,
   and automotive parts................    100,000       6,600,000
                                                      ------------
                                                        21,562,500
                                                      ------------
APPAREL AND TEXTILES 0.8%
Liz Claiborne
   Designer and distributor of
   women's apparel.....................    150,000       5,793,750
                                                      ------------
AUTOMOTIVE AND
   RELATED 2.6%
Autoliv (ADRs)+
   Swedish supplier of safety
   restraint systems...................     20,000         870,000
Borg-Warner Automotive
   Manufacturer of automotive
   powertrain components...............      6,200         238,700
Echlin
   Manufacturer of brakes and
   auto replacement parts..............    200,000       6,325,000
Federal-Mogul
   Manufacturer of transmission
   products............................    100,000       2,200,000
Ford Motor
   Manufacturer of automobiles,
   trucks, and related parts...........    100,000       3,187,500
Genuine Parts
   Supplier of retail and
   wholesale automotive parts..........    100,000       4,450,000
Volkswagen (ADRs)
   German manufacturer of
   automobiles.........................     19,000       1,578,083
                                                      ------------
                                                        18,849,283
                                                      ------------
CHEMICALS 2.5%
Bayer
   German producer of specialty
   chemicals, pharmaceuticals,
   and plastics........................     76,000       3,081,948
Dow Chemical
   Diversified chemicals...............    100,000       7,837,500
Hercules
   Manufacturer of specialty
   chemicals...........................    100,000       4,325,000
Olin
   Chemicals; defense products
   and ammunition; metals..............     80,000       3,010,000
                                                      ------------
                                                        18,254,448
                                                      ------------
COMPUTER GOODS
   AND SERVICES 1.2%
Automatic Data Processing
   Provider of data processing
   services............................    100,000       4,287,500
Electronic Data Systems
   Provider of computer
   systems and services................    100,000       4,325,000
                                                      ------------
                                                         8,612,500
                                                      ------------
CONSTRUCTION 0.8%
Sherwin-Williams
   Paints and allied products..........    100,000       5,600,000
                                                      ------------

CONSUMER GOODS
   AND SERVICES 6.8%
Adidas
   German manufacturer
   of sporting equipment
   and footwear........................     13,646       1,178,518
Allied Domecq
   International food, drink, and
   hospitality group in the UK.........    230,000       1,798,039
Christian Dior
   French holding company for
   LVMH Moet Hennessy..................     10,000       1,612,717
Colgate-Palmolive
   Household and personal care
   products............................    100,000       9,225,000
Eastman Kodak
   Film and chemicals..................    100,000       8,025,000

-----------------------
See footnotes on page 15.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
CONSUMER GOODS
   AND SERVICES (continued)
First Brands
   Manufacturer of consumer
   products for homes and
   automobiles.........................    200,000    $  5,675,000
International Flavors &
Fragrances
   Developer and manufacturer
   of flavor and fragrance
   products............................    150,000       6,750,000
PepsiCo
   Soft drinks, consumer
   products............................    250,000       7,312,500
Procter & Gamble
   Household and personal care
   products............................     75,000       8,062,500
                                                      ------------
                                                        49,639,274
                                                      ------------
DRUGS AND
   HEALTH CARE 3.0%
Abbott Laboratories
   Diversified health care
   products............................     75,000       3,806,250
American Home Products
   Pharmaceuticals, food, and
   housewares..........................     60,000       3,517,500
Baxter International, Inc.
   Manufacturer and distributor
   of hospital and laboratory
   products............................     80,000       3,280,000
Bristol-Myers Squibb
   Health and personal care
   products............................     40,000       4,350,000
Novartis*
   Swiss manufacturer of
   pharmaceuticals.....................      1,700       1,942,676
Schering-Plough
   Pharmaceuticals, health and
   personal care products...............    75,000       4,856,250
                                                      ------------
                                                        21,752,676
                                                      ------------
ELECTRIC AND
   GAS UTILITIES 5.9%
Central & South West
   Electric utility.....................   250,000       6,406,250
CINergy
   Holding company for a
   producer, transmitter, and
   distributor of electricity...........   250,000       8,343,750
Empresa Nacional de
Electricidad (ADRs)
   Spanish electric utility.............    50,000       3,500,000
Entergy
   Electric utility.....................   250,000       6,937,500
Hong Kong Electric
   Regional natural gas producer
   and distributor in Hong Kong......... 1,800,000       5,980,994
PECO Energy
   Provider of gas and electricity
   to southeast Pennsylvania............   140,000       3,535,000
VEBA
   Provider of electric energy
   in Germany...........................    45,000       2,586,039
Williams Cos.
   Oil and gas production and
   pipeline.............................   150,000       5,625,000
                                                      ------------
                                                        42,914,533
                                                      ------------
ELECTRONICS 2.7%
AMP
   Manufacturer of electronic
   connectors and systems...............   166,700       6,397,113
Kemet*
   Manufacturer and supplier
   of capacitors........................   124,000       2,759,124
Motorola
   Producer of semiconductors
   and communications
   equipment............................   100,000       6,137,500
Vishay Intertechnology*
   Electronic resistive systems.........   200,000       4,485,760
                                                      ------------
                                                        19,779,497
                                                      ------------
ENERGY 7.6%
Atlantic Richfield
   Oil producer and
   West Coast marketer..................    50,000       6,625,000
Enron
   Pipeline exploration
   and production.......................   150,000       6,468,750
Mobil
   International oil enterprise.........    50,000       6,112,500
PanEnergy
   Producer of oil and gas..............   200,000       9,000,000

-----------------------
See footnotes on page 15.                                                     11

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
ENERGY (continued)
Royal Dutch Petroleum
   International oil services
   in the Netherlands...................    65,000    $ 11,098,750
Schlumberger
   Worldwide energy enterprise..........    75,000       7,490,625
Texaco
   International oil company............    70,000       6,868,750
Total (Class B)
   International oil enterprise
   in France............................    15,396       1,251,852
                                                      ------------
                                                        54,916,227
                                                      ------------
ENVIRONMENTAL
   SERVICES 0.3%
Browning-Ferris Industries
   Solid and liquid waste
   management services..................   100,000       2,625,000
                                                      ------------

FINANCE AND
   INSURANCE 13.0%
Ahmanson (H.F.)
   Owner of savings institution
   in the US............................   150,000       4,875,000
American International
Group
   International insurance holding
   company..............................   100,000      10,825,000
Aon
   Accident, health, and life
   insurance............................   100,000       6,212,500
AXA-UAP
   French provider of financial
   services and insurance...............    20,045       1,274,538
Banco de Santander (ADSs)....
   Retail banking, financial,
   and financial investment
   services in Spain....................    50,000       3,198,860
Bank of New York
   Commercial bank......................   300,000      10,125,000
Bankers Trust
   Commercial bank......................   100,000       8,625,000
Citicorp
   Global commercial bank...............    50,000       5,150,000
Federal National Mortgage
Association
   Mortgage financing...................   200,000       7,450,000
General Re
   Property casualty reinsurer..........    50,000       7,887,500
Great Western Financial
   Savings and loan in California
   and Florida..........................   200,000       5,800,000
Grupo Financiero Banamex
Accival (Class B)
   Financial company involved
   in banking and stockbroking
   in Mexico............................   551,000       1,150,217
Household International
   Consumer loans, credit cards,
   equity loans, and life
   insurance............................    40,000       3,690,000
HSBC Holdings
   UK provider of banking and
   financial services...................    50,000       1,069,882
ING Groep
   Banking and insurance
   services group in the
   Netherlands..........................   100,636       3,621,801
Irish Life
   Provider of  insurance and
   related products in the UK...........   380,000       1,766,786
Mellon Bank
   Commercial banking...................    70,000       4,970,000
National Australia Bank
(ADRs)
   Commercial bank
   in Australia.........................    50,000       2,943,750
St. Paul Companies
   Property and casualty
   insurance............................    60,000       3,517,500
                                                      ------------
                                                        94,153,334
                                                      ------------
FOOD 5.8%
Campbell Soup
   Canned soup and other food
   products............................    100,000       8,025,000
ConAgra
   Prepared foods and
   agricultural products...............    150,000       7,462,500
CPC International
   International food processor........    100,000       7,750,000
General Mills
   Consumer foods......................    100,000       6,337,500
Sara Lee
   Processed foods, consumer
   products............................    250,000       9,312,500
Sysco
   Food distributor....................    100,000       3,262,500
                                                      ------------
                                                        42,150,000
                                                      ------------
-----------------------
See footnotes on page 15.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
INDUSTRIAL EQUIPMENT 4.9%
BTR
   Global UK company that
   manufactures a broad range
   of industrial goods.................    320,000    $  1,556,320
Cooper Industries
   Manufacturer of electrical,
   industrial, and automotive
   products............................    150,000       6,318,750
Emerson Electric
   Electric motors, hand-held tools,
   and miscellaneous electric
   equipment...........................     50,000       4,837,500
General Electric
   Electrical equipment................    100,000       9,887,500
General Signal
   Electrical equipment................    200,000       8,550,000
Mannesmann
   Plant and machinery
   construction; trading;
   automotive technology
   in Germany..........................      4,000       1,720,000
Pacific Dunlop
   Australian diversified
   manufacturing company...............  1,100,000       2,797,520
                                                      ------------
                                                        35,667,590
                                                      ------------
LEISURE AND
   ENTERTAINMENT 0.2%
Mandarin Oriental
   Owner and operator of major
   hotels throughout Asia
   in Hong Kong........................    300,000         423,000
Television Broadcast
   Television producer and
   broadcaster in the UK...............    300,000       1,198,526
                                                      ------------
                                                         1,621,526
                                                      ------------
MACHINERY 0.7%
Ingersoll-Rand
   Manufacturer of machinery,
   equipment, bearings,
   and tools...........................     50,000       2,245,175
Parker-Hannifin
   Manufacturer of
   motion-control products.............     75,000       2,918,123
                                                      ------------
                                                         5,163,298
                                                      ------------
METALS AND MINING 0.8%
Reynolds Metals
   Manufacturer of finished
   aluminum products...................    100,000   $   5,637,500
                                                      ------------
OFFICE EQUIPMENT 1.1%
Pitney Bowes
   Postage meters, office
   equipment...........................    150,000       8,175,000
                                                      ------------
PAPER AND
   PACKAGING 2.6%
International Paper
   Paper and paper products,
   specialty products, wood
   and timber..........................    175,000       7,065,625
Kimberly-Clark
   Consumer paper products,
   newsprint...........................     50,000       4,762,500
Mead
   Manufacturer of paper, lumber
   and wood products...................    100,000       5,812,500
Stora Kopparbergs (Class B)
   Manufacturer of forestry
   products in Sweden..................     80,000       1,087,251
                                                      ------------
                                                        18,727,876
                                                      ------------
PRINTING AND
   PUBLISHING 1.4%
Elsevier
   Global printer and publisher of
   professional trade journals and
   magazines in the Netherlands........    130,000       2,196,378
Knight-Ridder Newspapers
   Newspapers, business
   information services................    100,000       3,825,000
Tribune
   Book publishing,
   newsprint operations................     50,000       3,943,750
                                                      ------------
                                                         9,965,128
                                                      ------------

RESTAURANTS 0.5%
McDonald's
   Fast-food restaurants...............     80,000       3,620,000
                                                      ------------
RETAIL TRADE 1.9%
May Department Stores
   Department store chain..............    100,000       4,675,000
Tesco
   Supermarket chain in the UK.........    184,600       1,120,672

-----------------------
See footnotes on page 15.                                                     13

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                           SHARES          VALUE
                                           ------          -----
RETAIL TRADE (continued)
Wal-Mart
   Discount retail chain...............    200,000     $ 4,575,000
Woolworth
   Discount and variety retailer.......    150,000       3,281,250
                                                      ------------
                                                        13,651,922
                                                      ------------
STEEL 1.2%
Nucor
   Mini-mill steel
   production..........................     60,000       3,060,000
Pohang Iron & Steel (ADRs)
   Korean steel manufacturer...........     40,000         810,000
Worthington Industries
   Manufacturer of metal
   and plastic products................    260,000       4,728,750
                                                      ------------
                                                         8,598,750
                                                      ------------
TELECOMMUNICATIONS 0.6%
Alcatel Alsthom
   Communications systems;
   energy; transportation in
   France..............................     17,000       1,365,240
Indosat (ADRs)
   International
   telecommunications in
   Indonesia...........................     13,100         358,613
Tele Danmark (ADSs)
   Domestic and international
   phone services in Denmark...........     70,000       1,907,500
Telecom Italia-Di Risp
   Telecommunications
   services in Italy...................    585,000         834,338
                                                      ------------
                                                         4,465,691
                                                      ------------
TELEPHONE UTILITIES 2.2%
ALLTEL
   Telecommunications/data
   processing services.................    250,000       7,843,750
Frontier
   Telephone utility...................    200,000       4,525,000
SBC Communications
   Provider of telephone services,
   primarily in the Midwest............     75,000       3,881,250
                                                      ------------
                                                        16,250,000
                                                      ------------
TOBACCO 1.1%
B.A.T. Industries
   UK financial services and
   tobacco company.....................    200,000      1,659,413


                                         SHARES OR
                                        PRIN. AMOUNT
                                        ------------
UST Inc.
   Tobacco and beverages...............    200,000 shs.  6,475,000
                                                      ------------
                                                         8,134,413
                                                      ------------
TRANSPORTATION 0.9%
British Airways (ADRs)
   International airline in
   the UK..............................     21,000       2,142,000
Burlington Northern Santa Fe
   Freight railroad system.............     40,000       3,492,264
Jurong Shipyard
   Ship repair company in
   Singapore...........................    150,000         755,627
                                                      ------------
                                                         6,389,891
                                                      ------------
MISCELLANEOUS/
   DIVERSIFIED 2.6%
Corning (Delaware)
   Specialty glass products............    200,000       9,250,000
Minnesota Mining &
Manufacturing
   Consumer and industrial goods
   and services........................     50,000       4,143,750
Tenneco
   Natural gas pipelines; ship-
   building; auto parts; chemicals;
   plastic packaging...................    125,000       5,640,625
                                                      ------------
                                                        19,034,375
                                                      ------------
TOTAL COMMON STOCKS
   (Cost $390,971,821) ................                580,855,982
                                                      ------------


CONVERTIBLE BONDS   4.6%

INSURANCE 0.1%
Liblife International
   6 1/2%, 9/30/2004................... $1,000,000       1,144,375
                                                      ------------

LEISURE AND RELATED 0.3%
Bell Sports
   4 1/4%, 11/15/2000..................  2,500,000       1,937,500
                                                      ------------

RETAIL TRADE 0.7%
The Pep Boys
   4%, 9/1/1999........................  5,000,000       5,012,500
                                                      ------------

TECHNOLOGY 1.7%
Bay Networks
   5 1/4%, 5/15/2003+ .................  3,500,000       3,158,750
BroadBand Technologies
   5%, 5/15/2001+ .....................  4,250,000       3,251,250

-----------------------
See footnotes on page 15.

================================================================================
                                                               December 31, 1996
--------------------------------------------------------------------------------

                                         PRIN. AMT.
                                         OR SHARES         VALUE
                                        ------------       -----
TECHNOLOGY (continued)
Data General
   7 3/4%, 6/1/2001..................... $ 3,000,000   $  3,090,000
Xilinx
   5 1/4%, 11/1/2002+ .................   3,000,000       2,985,000
                                                       ------------
                                                         12,485,000
                                                       ------------
TRANSPORTATION 0.2%
Nippon Yusen (Japan)
   2%, 9/29/2000....................... 140,000,000**     1,313,405
                                                       ------------

MISCELLANEOUS/
   DIVERSIFIED 1.6%
Cirrus Logic*
   6%, 12/15/2003...................... $   580,000         531,425
MascoTech
   4 1/2%, 12/15/2003..................   3,000,000       2,437,500
Teco Electric & Machinery
   2 3/4%, 4/15/2004....................  1,500,000       1,119,375
Thermo Electron
   5%, 4/15/2001+ .....................   3,000,000       5,430,000
TriMas
   5%, 8/1/2003........................   2,000,000       2,200,000
                                                       ------------
                                                         11,718,300
                                                       ------------
TOTAL CONVERTIBLE BONDS
   (Cost $31,257,130) .................                  33,611,080
                                                       ------------

CONVERTIBLE
   PREFERRED STOCKS 2.6%

INSURANCE 0.7%
Alexander & Alexander
    (Series A) $3.625+ ................   100,000 shs.    5,200,000
                                                       ------------
PAPER 0.3%
International Paper $4.00+ ...........     40,000         1,830,000
                                                       ------------
RETAIL TRADE 0.5%
Kmart Financing 73/4%.................     75,000         3,656,250
                                                       ------------
TELECOMMUNICATIONS 0.2%
Mobile Telecommunication
Technologies $2.25+ ..................     75,000         1,368,750
                                                       ------------
TRANSPORTATION 0.9%
GATX $3.875...........................     70,000         4,086,250
Sea Containers $4.00..................     50,000         2,275,000
                                                       ------------
                                                          6,361,250
                                                       ------------

                                         PRINCIPAL
                                           AMOUNT
                                        ------------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $18,115,852) ................                   18,416,250
                                                      -------------

SHORT-TERM HOLDINGS 15.8%
Canadian Imperial Bank of
Commerce (Canada), Grand
 Cayman Fixed Time Deposit,
   6 1/2%, 1/2/1997....................$29,000,000       29,000,000
First National Bank of
Chicago, Grand Cayman Fixed
 Time Deposit,
   6 1/4%, 1/2/1997.................... 29,000,000       29,000,000
National Westminster Bank,
 Nassau Fixed Time Deposit,
   6 1/2%, 1/2/1997.................... 29,000,000       29,000,000
Republic National Bank of
New York, Grand Cayman
 Fixed Time Deposit,
   6 3/4%, 1/2/1997.................... 28,095,000       28,095,000
                                                       ------------
TOTAL SHORT-TERM
   HOLDINGS
   (Cost $115,095,000).................                 115,095,000
                                                       ------------
TOTAL INVESTMENTS 102.9%
   (Cost $555,439,803) ................                 747,978,312

OTHER ASSETS LESS
   LIABILITIES (2.9)%  ................                 (21,329,186)
                                                       ------------

NET ASSETS    100.0%  .................                $726,649,126
                                                       ============

----------------------
  *Non-income producing security.
 **Principal amount reported in Japanese yen.
  +Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
    Common stocks and convertible securities (cost $440,344,803) ......      $632,883,312
    Short-term holdings (cost $115,095,000) ...........................       115,095,000       $ 747,978,312
                                                                             ------------

Cash...................................................................                             2,448,838
Receivable for dividends and interest .................................                             1,470,327
Receivable for Capital Stock sold .....................................                               769,854
Investment in, and expenses prepaid to, shareholder service agent .....                               162,748
Other..................................................................                                39,793
                                                                                                -------------
TOTAL ASSETS ..........................................................                           752,869,872
                                                                                                -------------

LIABILITIES:
Payable for securities purchased.......................................                            24,450,051
Payable for Capital Stock repurchased..................................                               606,208
Accrued expenses, taxes, and other.....................................                             1,164,487
                                                                                                -------------
TOTAL LIABILITIES .....................................................                            26,220,746
                                                                                                -------------
NET ASSETS  ...........................................................                          $726,649,126
                                                                                                =============


COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
   48,806,308 shares outstanding):
   Class A.............................................................                         $  22,035,976
   Class B.............................................................                               216,927
   Class D.............................................................                             2,150,251
Additional paid-in capital.............................................                           484,194,169
Undistributed net investment income....................................                             1,123,357
Undistributed net realized gain........................................                            24,386,959
Net unrealized appreciation of investments.............................                           191,659,367
Net unrealized appreciation on translation of assets and liabilities
  denominated in foreign currencies....................................                               882,120
                                                                                                -------------
NET ASSETS ............................................................                          $726,649,126
                                                                                                =============
NET ASSET VALUE PER SHARE:
   CLASS A ($656,260,287 / 44,071,952 SHARES)..........................                                $14.89
                                                                                                       ======
   CLASS B ($6,450,530  / 433,854 SHARES)..............................                                $14.87
                                                                                                       ======
   CLASS D ($63,938,309 / 4,300,502 SHARES)............................                                $14.87
                                                                                                       ======

----------------------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                                        December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends......................................................  $19,102,268
Interest.......................................................    4,921,331
Other..........................................................      404,872
                                                                 -----------

TOTAL INVESTMENT INCOME (net of foreign taxes
   withheld of $208,484) ......................................                      $24,428,471

EXPENSES:
Management fee.................................................    4,516,946
Distribution and service fees..................................    2,092,766
Shareholder account services...................................    1,131,395
Custody and related services...................................      230,000
Registration...................................................      139,916
Shareholder reports and communications.........................      129,360
Auditing and legal fees........................................       80,682
Directors' fees and expenses...................................       38,252
Shareholders' meeting..........................................       27,193
Miscellaneous..................................................       49,424
                                                                 -----------
TOTAL EXPENSES ................................................                        8,435,934
                                                                                     -----------
   Net Investment Income.......................................                       15,992,537

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments...............................   62,861,837
Net realized loss from foreign currency transactions...........       (9,298)
Net change in unrealized appreciation of investments...........   20,969,267
Net change in unrealized appreciation on translation of
    assets and liabilities denominated
    in foreign currencies......................................     (158,076)
                                                                 -----------

Net Gain on Investments and Foreign Currency Transactions......                       83,663,730
                                                                                     -----------
Increase in Net Assets from Operations.........................                      $99,656,267
                                                                                     ===========



---------------------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                      1996             1995
                                                 --------------   --------------
OPERATIONS:
Net investment income.......................     $ 15,992,537      $ 15,264,706
Net realized gain on investments............       62,861,837        55,017,101
Net realized gain (loss) from foreign
  currency transactions.....................           (9,298)          225,127
Net change in unrealized appreciation
  of investments............................       20,969,267        76,349,692
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies.........         (158,076)          351,103
                                                 ------------      ------------
Increase in net assets from operations......       99,656,267       147,207,729
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:......................
 Class A....................................      (14,590,224)      (14,964,866)
 Class B....................................          (34,814)               --
 Class D....................................         (813,879)         (491,306)
Net realized gain on investments:
 Class A....................................      (47,224,171)      (38,904,062)
 Class B....................................         (297,882)               --
 Class D....................................       (4,385,491)       (2,848,693)
                                                 ------------      ------------
Decrease in net assets from distributions...      (67,346,461)      (57,208,927)
                                                 ------------      ------------

                                                          (Continued on page 19)

================================================================================
STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------


                                                        SHARES
                                          ----------------------------------
                                                YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                          ----------------------------------     -------------------------------------
CAPITAL SHARE TRANSACTIONS:*                    1996              1995                  1996              1995
                                           --------------    --------------       ----------------  ----------------
Net proceeds from sale of shares:
 Class A.................................      2,178,472         2,595,379         $   32,299,564    $   35,934,717
 Class B.................................        430,908                --              6,449,796                --
 Class D.................................      1,319,042         1,887,144             19,486,806        26,182,816
Investment of dividends:
 Class A.................................        527,914           540,438              7,838,581         7,493,573
 Class B.................................          2,114                --                 31,288                --
 Class D.................................         50,273            29,748                745,246           415,449
Exchanged from associated Funds:
 Class A.................................      5,995,029         2,312,459             89,181,764        33,357,990
 Class B.................................          9,871                --                146,507                --
 Class D.................................        481,390           629,898              7,120,548         9,013,077
Shares issued in payment of
 gain distributions:
 Class A.................................      2,201,193         1,917,613             33,016,448        26,922,726
 Class B.................................         17,548                --                262,950                --
 Class D.................................        273,306           192,465              4,087,158         2,696,370
                                             -----------      ------------         --------------     -------------
Total....................................     13,487,060        10,105,144            200,666,656       142,016,718
                                             -----------      ------------         --------------     -------------
Cost of shares repurchased:
 Class A.................................     (4,436,075)       (3,546,666)           (65,928,248)      (49,307,504)
 Class B.................................         (5,175)               --                (77,652)               --
 Class D.................................       (502,645)         (213,657)            (7,458,967)       (2,986,437)
Exchanged into associated Funds:
 Class A.................................     (5,701,122)       (2,672,563)           (84,564,193)      (37,994,566)
 Class B.................................        (21,412)               --               (324,343)               --
 Class D.................................       (610,189)         (430,578)            (8,937,833)       (6,135,330)
                                             -----------      ------------         --------------     -------------
Total....................................    (11,276,618)       (6,863,464)          (167,291,236)      (96,423,837)
                                             -----------      ------------         --------------     -------------
Increase in net assets from
   capital share transactions ...........      2,210,442         3,241,680             33,375,420        45,592,881
                                             ===========      ============         --------------     -------------
Increase in Net Assets....................................................             65,685,226       135,591,683
NET ASSETS:
Beginning of year.........................................................            660,963,900       525,372,217
                                                                                   --------------     -------------
End of year (including undistributed net investment income of
   $1,123,357 and $537,697, respectively).................................           $726,649,126      $660,963,900
                                                                                   ==============     =============

-----------------------
*The Fund began offering Class B shares on April 22, 1996.
 See Notes to Financial Statements.


================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Common Stock Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in common stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. The books and records of the Fund are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.

================================================================================

--------------------------------------------------------------------------------

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1996, amounted to $361,296,187 and $438,807,053, respectively.

   At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $203,126,166 and $10,587,657, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. Prior to January 1, 1996, the management fee rate was calculated on a sliding scale of 0.50% to 0.44%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Fund.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $102,883 from sales of Class A shares, after commissions of $797,266 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, fees incurred aggregated $1,516,877, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

   With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 1996, fees in-curred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $20,276 and $555,613, respectively.

   The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges amounted to $15,668.

   The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B share distribution fees retained by the Distributor for the year ended December 31, 1996, was $16,591.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received commissions of $21,997 from sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $448,975 pursuant to the Plan.

   Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $1,131,236 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   Fees of $23,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $176,853 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

   Average commission rate paid represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                                            CLASS A
                                                        --------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------
                                                        1996o     1995o     1994o     1993      1992
                                                        -----     -----     -----     ----      ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year ............        $14.19    $12.12    $13.47    $12.79    $12.54
                                                       ------    ------    ------    ------    ------
Net investment
income ........................................           .35       .36       .38        39       .39
Net realized and unrealized
  investment gain (loss) ......................          1.81      3.00      (.64)     1.49       .95
Net realized and unrealized gain on
  foreign currency transactions ...............            --       .01        --        --        --
                                                       ------    ------    ------    ------    ------
Increase (decrease) from investment
  operations ..................................          2.16      3.37      (.26)     1.88      1.34
Dividends paid ................................          (.34)     (.36)     (.37)     (.38)     (.39)
Distributions from net gain realized...........         (1.12)     (.94)     (.72)     (.82)     (.70)
                                                       ------    ------    ------    ------    ------
Net increase (decrease) in net asset value ....           .70      2.07     (1.35)      .68       .25
                                                       ------    ------    ------    ------    ------
Net asset value, end of year ..................        $14.89    $14.19    $12.12    $13.47    $12.79
                                                       ======    ======    ======    ======    ======

TOTAL RETURN BASED
  ON NET ASSET VALUE:..........................         15.44%    28.17%    (1.89)%   14.86%    10.86%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................          1.15%      .93%      .85%       87%      .75%
Net investment income to average net assets ...          2.36%     2.56%     2.93%     2.86%     3.00%
Portfolio turnover ............................         56.10%    46.08%    57.17%    54.37%    46.78%
Average commission rate paid ..................         $.0554
Net assets, end of year (000s omitted) ........       $656,260  $614,400  $510,956  $553,222  $514,069



------------------
See footnotes on page 24.

================================================================================
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                CLASS B                             CLASS D
                                               ---------     -------------------------------------------------------
                                                4/22/96*                YEAR ENDED DECEMBER 31,            5/3/93*
                                                  TO         ------------------------------------------      TO
                                               12/31/96o         1996o          1995o          1994o      12/31/93
                                              ----------        -------        -------        ------     -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period...........  $14.80         $14.16          $12.07         $13.46        $13.29
                                                 ------         ------          ------         ------        ------
Net investment income..........................     .15            .24             .24            .22           .18
Net realized and unrealized
   investment gain (loss)......................    1.20           1.80            3.00           (.66)         1.02
Net realized and unrealized gain on
   foreign currency transactions...............      --             --            0.01             --            --
                                                 ------         ------          ------         ------        ------
Increase (decrease) from investment
   operations..................................    1.35           2.04            3.25           (.44)         1.20
Dividends paid.................................    (.16)          (.21)           (.22)          (.23)         (.21)
Distributions from net gain realized...........   (1.12)         (1.12)           (.94)          (.72)         (.82)
                                                 ------         ------          ------         ------        ------
Net increase (decrease) in net asset value.....     .07            .71            2.09          (1.39)          .17
                                                 ------         ------          ------         ------        ------
Net asset value, end of period.................  $14.87         $14.87          $14.16         $12.07        $13.46
                                                 ======         ======          ======         ======        ======
TOTAL RETURN BASED
   ON NET ASSET VALUE:                            9.21%         14.58%          27.17%        (3.24)%         9.09%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.................   1.92%+         1.91%           1.72%          1.96%         2.02%+
Net investment income to average net assets....   1.55%+         1.61%           1.80%          1.68%         1.83%+
Portfolio turnover.............................  56.10%++       56.10%          46.08%         57.17%        54.37%+++
Average commission rate paid...................  $.0554++       $.0554
Net assets, end of period (000s omitted).......  $6,451        $63,938         $46,564        $14,416        $5,667

------------------
   * Commencement of offering of shares.
   o Per share amounts for the  years/period  ended December 31, 1996,  1995, and
     1994, are calculated based on average shares outstanding.
   + Annualized.
  ++ For the year ended December 31, 1996.
 +++ For the year ended December 31, 1993.
See Notes to Financial Statements.


================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the Fund's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
Director and Consultant,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2, 4
Dean, Fletcher School of Law and
  Diplomacy at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3, 4
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Senior Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2, 4
Director or Trustee,
  Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3, 4
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

RONALD T. SCHROEDER 1
Managing Director, J. & W. Seligman & Co.
  Incorporated

ROBERT L. SHAFER 3, 4
Director or Trustee,
  Various Organizations

JAMES N. WHITSON 2, 4
Executive Vice President and Director,
  Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
President
President and Managing Director,
  J. & W. Seligman & Co. Incorporated
Chairman and President,  Seligman Data Corp.


---------------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

CHARLES C. SMITH, JR.
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary


--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder
                  Services

(800) 445-1777    Retirement Plan
                  Services

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

                                                                File No. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION
--------------------------
Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

  (a) Financial Statements and Schedule:

Part A Financial Highlights for Class A shares for the ten years ended December 31, 1996; Financial Highlights for Class B shares for the period from April 22, 1996 (commencement of offering) to December 31, 1996; Financial Highlights for Class D shares for the period from May 3, 1993 (commencement of offering) to December 31, 1996.

Part B Required Financial Statements are included in the Fund's Annual Report to Shareholders, dated December 31 1996, which are incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolio of Investments as of December 31, 1996; Statement of Assets and Liabilities as of December 31, 1996; Statement of Operations for the year ended December 31, 1996; Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1996 for the Fund's Class A shares; for the period April 22, 1996 (commencement of offering) through December 31, 1996 for the Fund's Class B shares; and for the period May 3, 1993 (commencement of offering) through December 31, 1996 for the Fund's Class D shares; Report of Independent Auditors.

(b) Exhibits: All Exhibits have been previously filed; except Exhibits marked with an asterisk (*) which are incorporated herein.

(1) Articles of Amendment and Articles Supplementary to Articles of Incorporation of Registrant.*

(2) By-laws of the Corporation.*

(3) Not applicable.

(4) Specimen certificate of Class B Capital Stock.
    (Incorporated by reference to Form SE filed on behalf of the Registrant on April 16, 1996)

(4a) Specimen certificate of Class D Capital Stock.
     (Incorporated by Reference to Post-Effective Amendment No. 71 filed on April 23, 1993.)

(5) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated.
     (Incorporated by reference to Post-Effective Amendment No. 74, filed on April 19, 1996.)

(5a) Form of Subadvisory Agreement between the Manager and Seligman Henderson
     Co.
     (Incorporated by reference to Post-Effective Amendment No. 74, filed on April 19, 1996.)

(6) Copy of Amended Distributing Agreement between Registrant and Seligman Financial Services, Inc.*

(6a) Copy of Amended Sales Agreement between Seligman Financial Services, Inc. and Dealers.
     (Incorporated by reference to Post-Effective Amendment No. 74, filed on April 19, 1996.)


(6b) Form of Sales Agreement between Seligman Financial Services, Inc. and Dean Witter Reynolds, Inc. (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, Post Effective Amendment No. 53 filed on April 28, 1997.)

(6c) Form of Sales Agreement between Seligman Financial Services, Inc. and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53 filed on April 28, 1997.)

(6d) Form of Dealer Agreement between Seligman Financial Services, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(7) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Exhibit 7 of Registration Statement No. 2-
      92487, Post-Effective Amendment No. 21, filed on January 29, 1997.)

(7a) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by Reference to Exhibit 7a of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.)

(8) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company.*

(9) Not applicable.

(10) Opinion and Consent of Counsel.*

(11) Report and Consent of Independent Auditors.*

                                                                File No. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION (continued)
         -----------------
Item 24.  Financial Statements and Exhibits (continued)
-------   ---------------------------------

(12)  Not applicable.

(13) Purchase Agreement for Initial Capital between Registrant's Class B shares and J. & W. Seligman & Co. Incorporated.*

(13a) Purchase Agreement for Initial Capital between Registrant's Class D Shares and J. & W. Seligman & Co. Incorporated.*

(14) The Seligman IRA Plan Agreement.
    (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14a)  The Seligman Simple IRA Plan Set-Up Kit.
    (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14b)  The Seligman Simple IRA Plan Agreement.
    (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15) Form of Administration, Shareholder Services and Distribution Plan of Registrant
    (Incorporated by reference to Post-Effective Amendment No. 74, filed on April 19, 1996.)

(15a) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Financial Services, Inc. and Dealers.
    (Incorporated by reference to Post-Effective Amendment No. 74, filed on April 19, 1996.)

(16) Schedule of Computation of Performance Data provided in Registration Statement in response to Item 22.*

(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933. *

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940.
    (Incorporated by reference to Post-Effective Amendment No. 74, filed on April 19, 1996.)

Other Exhibits:  Powers of Attorney

Item 25.  Persons Controlled by or Under Common Control with Registrant -
-------   -------------------------------------------------------------
       Seligman Data Corp. ("SDC"), a New York corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $22,506.

Item 26.  Number of Holders of Securities
--------  -------------------------------

                   (1)                           (2)
                                             Number of Record
               Title of Class          Holders as of March 31, 1997
         ----------------------------  ----------------------------
           Class A Common Stock                  19,580
           Class B Common Stock                     710
           Class D Common Stock                   5,039

Item 27.  Indemnification
--------  ---------------

       Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as
       Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to this Post-Effective Amendment No. 75 to the Registration Statement.

                                                                File No. 2-10835
                                                                         811-234

    PART C.  OTHER INFORMATION (continued)
             -----------------

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser -  The Manager
--------  ----------------------------------------------------
       also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

       The Subadviser also serves as subadviser to nine other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Frontier Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., certain portfolios of Seligman Portfolios, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

       The Manager and Subadviser have investment advisory service divisions which provide investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798 and SEC File No. 801-40670 filed on August 7, 1996 and October 2, 1996, respectively).

Item 29.  Principal Underwriters
-------   ----------------------

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow:

                  Seligman Cash Management Fund, Inc.
                  Seligman Capital Fund, Inc.
                  Seligman Communications and Information Fund, Inc. Seligman Frontier Fund, Inc.
                  Seligman Growth Fund, Inc.
                  Seligman Henderson Global Fund Series, Inc.
                  Seligman High Income Fund Series
                  Seligman Income Fund, Inc.
                  Seligman Municipal Fund Series, Inc.
                  Seligman Municipal Series Trust
                  Seligman New Jersey Municipal Fund, Inc.
                  Seligman Pennsylvania Municipal Fund Series
                  Seligman Portfolios, Inc.
                  Seligman Value Fund Series, Inc.

                                                                File No. 2-10835
                                                                         811-234


PART C.  OTHER INFORMATION (continued)
------   -----------------

        (b) Name of each director, officer or partner of Registrant's principal underwriter named in the answer to Item 21:

                       Seligman Financial Services, Inc.
                       ---------------------------------
                              As of March 31, 1997
                              --------------------

                 (1)                               (2)                                          (3)
          Name and Principal               Positions and Offices                       Positions and Offices
          Business Address                   with Underwriter                             with Registrant
-----------------------------------  ---------------------------------   -------------------------------------------------
     WILLIAM C. MORRIS*              Director                            Chairman of the Board and Chief Executive Officer
     BRIAN T. ZINO*                  Director                            Director and President
     RONALD T. SCHROEDER*            Director                            Director
     FRED E. BROWN*                  Director                            None
     WILLIAM H. HAZEN*               Director                            None
     THOMAS G. MOLES*                Director                            None
     DAVID F. STEIN*                 Director                            None
     STEPHEN J. HODGDON*             President                           None
     LAWRENCE P. VOGEL*              Senior Vice President, Finance      Vice President
     ED LYNCH*                       Senior Vice President, Director     None
                                     of Marketing
     MARK R. GORDON*                 Senior Vice President, National     None
                                     Sales Manager
     GERALD I. CETRULO, III          Senior Vice President of Sales,     None
     140 West Parkway                Regional Sales Manager
     Pompton Plains, NJ  07444
     BRADLEY F. HANSON               Senior Vice President of Sales,     None
     9707 Xylon Court                Regional Sales Manager
     Bloomington, MN  55438
     BRADLEY W. LARSON               Senior Vice President of Sales,     None
     367 Bryan Drive                 Regional Sales Manager
     Danville, CA  94526
     D. IAN VALENTINE                Senior Vice President of Sales,     None
     307 Braehead Drive              Regional Sales Manager
     Fredericksburg, VA  22401
     HELEN SIMON*                    Vice President, Sales               None
                                     Administration Manager
     KAREN J. BULLOT*                Vice President, Retirement Plans    None
     JOHN CARL*                      Vice President, Marketing           None
     MARSHA E. JACOBY*               Vice President, National Accounts   None
                                     Manager
     WILLIAM W. JOHNSON*             Vice President, Order Desk          None
     JAMES R. BESHER                 Regional Vice President             None
     14000 Margaux Lane
     Town & Country, MO  63017
     RICHARD B. CALLAGHAN            Regional Vice President             None
     7821 Dakota Lane
     Orland Park, IL  60462
     BRADFORD C. DAVIS               Regional Vice President             None
     255 4th Avenue, #2
     Kirkland, WA  98033
     CHRISTOPHER J. DERRY            Regional Vice President             None
     2380 Mt. Lebanon Church Road
     Alvaton, KY  42122
     ANDREW DRALUCK                  Regional Vice President             None
     4215 N. Civic Center
     Blvd #273
     Scottsdale, AZ 85251

                                                                File No. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION (continued)
------   -----------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                              As of March 31, 1997
                              --------------------

           (1)                                     (2)                                 (3)
     Name and Principal                   Positions and Offices                Positions and Offices
      Business Address                      with Underwriter                      with Registrant
--------------------------------------  ------------------------------------   ---------------------
     JONATHAN G. EVANS                  Regional Vice President                None
     222 Fairmont Way
     Ft. Lauderdale, FL  33326
     MICHAEL C. FORGEA                  Regional Vice President                None
     32 W. Anapamu Street #186
     Santa Barbara, CA  93101
     DAVID GARDNER                      Regional Vice President                None
     2504 Clublake Trail
     McKinney, TX  75070
     CARLA A. GOEHRING                  Regional Vice President                None
     11426 Long Pine
     Houston, TX  77077
     MARK LIEN                          Regional Vice President                None
     5904 Mimosa
     Sedalia, MO  65301
     JUDITH L. LYON                     Regional Vice President                None
     163 Haynes Bridge Road, Ste 205
     Alpharetta, CA  30201
     DAVID MEYNCKE                      Regional Vice President                None
     4718 Orange Grove Way
     Palm Harbor, FL  34684
     TIM O'CONNELL                      Regional Vice President                None
     14872 Summerbreeze Way
     San Diego, CA  92128
     JULIANA PERKINS                    Regional Vice President                None
     2348 Adrian Street
     Newbury Park, CA  91320
     DAVE PETZKE                        Regional Vice President                None
     1673 Montelena Court
     Carson City, NV  89703
     ROBERT H. RUHM                     Regional Vice President                None
     167 Derby Street
     Melrose, MA  02176
     DIANE H. SNOWDEN                   Regional Vice President                None
     11 Thackery Lane
     Cherry Hill, NJ  08003
     BRUCE TUCKEY                       Regional Vice President                None
     41644 Chathman Drive
     Novi, MI  48375
     ANDREW VEASEY                      Regional Vice President                None
     14 Woodside
     Rumson, NJ  07760
     KELLI A. WIRTH-DUMSER              Regional Vice President                None
     8618 Hornwood Court
     Charlotte, NC  28215
     FRANK J. NASTA*                    Secretary                              Secretary
     AURELIA LACSAMANA*                 Treasurer                              None
     JEFFREY S. DEAN*                   Assistant Vice President,              None
                                        Annuity Product Manager
     SANDRA FLORIS*                     Assistant Vice President, Order Desk   None

                                                                File No. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION (continued)
------   -----------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                              As of March 31, 1997
                              --------------------

            (1)                              (2)                                (3)
    Name and Principal              Positions and Offices              Positions and Offices
     Business Address                   with Underwriter                  with Registrant
------------------------------  ------------------------------------   ---------------------
     KEITH LANDRY*              Assistant Vice President, Order Desk   None
     GAIL S. CUSHING*           Assistant Vice President,              None
                                National Accounts Manager
     FRANK P. MARINO*           Assistant Vice President, Mutual
                                Fund Product Manager                   None
     JOSEPH M. MCGILL*          Assistant Vice President and           None
                                Compliance Officer
     JACK TALVY*                Assistant Vice President, Internal     None
                                Marketing Service Manager
     JOYCE PERESS*              Assistant Secretary                    None

   * The principal business address of each of these directors and/or officers is 100 Park Avenue, New York NY 10017.

   (c) Not applicable.

Item 30.    Location of Accounts and Records
----------  --------------------------------
                (1) Investors Fiduciary Trust Company
                    127 West 10th Street
                    Kansas City, Missouri 64105 AND
                (2) Seligman Data Corp.
                    100 Park Avenue
                    New York, NY  10017

Item 31.  Management Services - Seligman Data Corp. ("SDC") the Registrant's
--------  -------------------
          shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the years ended December 31, 1996, 1995 and 1994, the approximate cost of these services were:

                                  1996     1995      1994
                                --------  -------  --------
              Class A Shares    $100,800  $90,100   $83,256
              Class B Shares         650       --        --
              Class D Shares      23,800    6,000     4,905

Item 32.  Undertakings - The Registrant undertakes, (1) to furnish a copy of the
--------  ------------
          Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                                                File No. 2-10835
                                                                         811-234


                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 75 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 1997.

                                      SELIGMAN COMMON STOCK FUND, INC.


                                      By: /s/ William C. Morris
                                          ---------------------
                                           William C. Morris, Chairman


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 75 has been signed below by the following persons in the capacities indicated on April 28, 1997.

        Signature                                  Title
        ---------                                  -----


/s/ William C. Morris                    Chairman of the Board (Principal
------------------------------           executive officer) and Director
  William C. Morris*


/s/ Brian T. Zino                        Director and President
------------------------------
  Brian T. Zino


/s/  Thomas G. Rose                      Treasurer
------------------------------
  Thomas G. Rose


John R. Galvin, Director       )
Alice S. Ilchman, Director     )
Frank A. McPherson, Director   )
John E. Merow, Director        )
Betsy S. Michel, Director      )    /s/ Brian T. Zino
James C. Pitney, Director      )    -----------------
James Q. Riordan, Director     )    * Brian T. Zino, Attorney-in-fact
Ronald T. Schroeder, Director  )
Robert L. Shafer, Director     )
James N. Whitson, Director     )

                                                                File No. 2-10835
                                                                         811-234

                        SELIGMAN COMMON STOCK FUND, INC.
                     Post-Effective Amendment No. 75 to the
                      Registration Statement on Form N-1A


                                 EXHIBIT INDEX

Form N-1A Item No.          Description
------------------          -----------

24(b)(1)                    Amended and Restated Articles of Incorporation

24(b)(2)                    Amended and Restated By-laws

24(b)(6)                    Copy of Amended Distributing Agreement

24(b)(8)                    Copy of Custody Agreement

24(b)(10)                   Opinion and Consent of Counsel

24(b)(11)                   Consent of Independent Auditors

24(b)(13)                   Form of Purchase Agreement of Fund's Class B Shares

24(b)(13)(a)                Form of Purchase Agreement of Fund's Class D Shares

24(b)(16)                   Performance Data Schedules

24(b)(17)                   Financial Data Schedules

Other Exhibits              Power of Attorney